48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers AMG Funds

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 24,662,798,394.32 dollars of Managers AMG Funds in respect to the Meeting of Shareholders of said trust to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 9,912,470,788.36 dollars, which is 40.192% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
July 2, 2013
MANAGERS AMG
Managers AMG Funds

	Dollars	% of Outstanding Dollars	% of Dollars Present
1. To elect the following ten Nominees as members of the Board of Trustees of the Trust:			
Bruce B. Bingham			
Affirmative	9,768,009,169.15	39.606%	98.543%
Withhold	144,461,619.21	0.586%	1.457%
TOTAL	9,912,470,788.36	40.192%	100.000%
William E. Chapman II			
Affirmative	9,758,664,303.61	39.568%	98.448%
Withhold	153,806,484.75	0.624%	1.552%
TOTAL	9,912,470,788.36	40.192%	100.000%
Edward J. Kaier			
Affirmative	9,763,510,013.92	39.588%	98.497%
Withhold	148,960,774.44	0.604%	1.503%
TOTAL	9,912,470,788.36	40.192%	100.000%
Steven J. Paggioli			
Affirmative	9,765,296,287.70	39.595%	98.515%
Withhold	147,174,500.67	0.597%	1.485%
TOTAL	9,912,470,788.36	40.192%	100.000%
Eric Rakowski			
Affirmative	9,758,121,834.28	39.566%	98.443%
Withhold	154,348,954.09	0.626%	1.557%
TOTAL	9,912,470,788.36	40.192%	100.000%
Thomas R. Schneeweis			
Affirmative	9,759,655,066.20	39.572%	98.458%
Withhold	152,815,722.16	0.620%	1.542%
TOTAL	9,912,470,788.36	40.192%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

July 2, 2013

MANAGERS AMG

Managers AMG Funds

% of Outstanding % of Dollars

Dollars Dollars Present

Christine C. Carsman

Affirmative 9,762,644,429.27 39.584% 98.489%

Withhold 149,826,359.09 0.608% 1.511%

TOTAL 9,912,470,788.36 40.192% 100.000%

Kurt Keilhacker

Affirmative 9,759,570,863.70 39.572% 98.457%

Withhold 152,899,924.66 0.620% 1.543%

TOTAL 9,912,470,788.36 40.192% 100.000%

Richard F. Powers III

Affirmative 9,750,316,455.39 39.535% 98.364%

Withhold 162,154,332.97 0.657% 1.636%

TOTAL 9,912,470,788.36 40.192% 100.000%

Victoria Sassine

Affirmative 9,749,378,146.46 39.531% 98.355%

Withhold 163,092,641.91 0.661% 1.645%

TOTAL 9,912,470,788.36 40.192% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

July 2, 2013

MANAGERS AMG

Managers AMG Funds

% of Outstanding % of Dollars

Dollars Dollars Present

* TRUST TOTALS: DOLLARS

RECORD TOTAL: 24,662,798,394.32

DOLLARS VOTED: 9,912,470,788.36

PERCENT PRESENT: 40.192%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Trust II

we hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 80,765,494.5990 shares of Managers Trust II in respect to the Meeting of Shareholders of said trust to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 52,274,456.2680 shares, which is 64.724% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 1

July 2, 2013

MANAGERS AMG

Managers Trust II

% of Outstanding % of Shares

No. of Shares Shares Present

1. To elect the following ten Nominees as members of the Board of Trustees of the Trust:

Bruce B. Bingham

Affirmative 51,163,689.6680 63.349% 97.875%

Withhold 1,110,766.6000 1.375% 2.125%

TOTAL 52,274,456.2680 64.724% 100.000%

William E. Chapman II

Affirmative 50,980,896.8510 63.122% 97.525%

Withhold 1,293,559.4170 1.602% 2.475%

TOTAL 52,274,456.2680 64.724% 100,000%

Edward J. Kaier

Affirmative 51,119,438.7290 63.294% 97.790%

Withhold 1,155,017.5390 1.430% 2.210%

TOTAL 52,274,456.2680 64.724% 100.000%

Steven J. Paggioli

Affirmative 51,094,012.4990 63.262% 97.742%

Withhold 1,180,443.7690 1.462% 2.258%

TOTAL 52,274,456.2680 64.724% 100.000%

Eric Rakowski

Affirmative 51,025,723.1560 63.178% 97.611%

Withhold 1,248,733.1120 1.546% 2.389%

TOTAL 52,274,456.2680 64.724% 100.000%

Thomas R, Schneeweis

Affirmative 51,078,987.8510 63.244% 97.713%

Withhold 1,195,468.4170 1.480% 2.287%

TOTAL 52,274,456.2680 64.724% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

July 2, 2013

MANAGERS AMG

Managers Trust II

% of Outstanding % Of shares

No. of Shares Shares Present

Christine C. Carsman

Affirmative 51,055,532.0310 63.215% 97.668%

Withhold 1,218,924.2370 1.509% 2.332%

TOTAL 52,274,456.2680 64.724% 100.000%

Kurt Keilhacker

Affirmative 51,140,166.6150 63.319% 97.830%

Withhold 1,134,289.6530 1.405% 2.170%

TOTAL 52,274,456.2680 64.724% 100.000%

Richard F. Powers III

Affirmative 51,049,048.4110 63.207% 97.656%

Withhold 1,225,407.8570 1.517% 2.344%

TOTAL 52,274,456.2680 64.724% 100.000%

Victoria Sassine

Affirmative 51,068,191.9000 63.230% 97.692%

Withhold 1,206,264.3680 1.494% 2.308%

TOTAL 52,274,456.2680 64.724% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

July 2, 2013

MANAGERS AMG

Managers Trust II

% of Outstanding % of Shares

No. of Shares Shares Present

* TRUST TOTALS: SHARES

RECORD TOTAL: 80,765,494.5990

SHARES VOTED: 52,274,456.2680

PERCENT PRESENT: 64.724%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Trust I

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 197,020,869.8620 shares of Managers Trust I in respect to the Meeting of Shareholders of said trust to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 135,726,562.3698 shares, which is 68.889% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 1

July 2, 2013

MANAGERS AMG

Managers Trust I

% of Outstanding % of Shares

No. of Shares Shares Present

1. To elect the following ten Nominees as members of the Board of Trustees of the Trust:

Bruce B. Bingham

Affirmative 130,861,527.8074 66.420% 96.416%

Withhold 4,865,034.5624 2.469% 3.584%

TOTAL 135,726,562.3698 68.889% 100.000%

William E. Chapman II

Affirmative 130,740,435.6434 66.358% 96.326%

Withhold 4,986,126.7264 2.531% 3.674%

TOTAL 135,726,562.3698 68.889% 100.000%

Edward J. Kaier

Affirmative 130,926,087.2444 66.453% 96.463%

Withhold 4,800,475.1254 2.436% 3.537%

TOTAL 135,726,562.3698 68.889% 100.000%

Steven J. Paggioli

Affirmative 130,924,284.9754 66.452% 96.462%

Withhold 4,802,277.3944 2.437% 3.538%

TOTAL 135,726,562.3698 68.889% 100.000%

Eric Rakowski

Affirmative 130,841,911.1894 66.410% 96.401%

Withhold 4,884,651.1804 2.479% 3.599%

TOTAL 135,726,562.3698 68.889% 100.000%

Thomas R. Schneeweis

Affirmative 130,778,923.5624 66.378% 96.355%

Withhold 4,947,638.8074 2.511% 3.645%

TOTAL 135,726,562.3698 68.889% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

July 2, 2013

MANAGERS AMG

Managers Trust I

% of Outstanding % of Shares

No. of Shares Shares Present

Christine C. Carsman

Affirmative 131,045,716.2414 66.513% 96.551%

Withhold 4,680,846.1284 2.376% 3.449%

TOTAL 135,726,562.3698 68.889% 100.000%

Kurt Keilhacker

Affirmative 130,714,265.6434 66.345% 96.307%

Withhold 5,012,296.7264 2.544% 3.693%

TOTAL 135,726,562.3698 68.889% 100.000%

Richard F. Powers III

Affirmative 130,640,619.4084 66.308% 96.253%

withhold 5,085,942.9614 2.581% 3.747%

TOTAL 135,726,562.3698 68.889% 100.000%

Victoria Sassine

Affirmative 130,736,799.0034 66.357% 96.324%

Withhold 4,989,763.3664 2.532% 3.676%

TOTAL 135,726,562.3698 68.889% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

July 2, 2013

MANAGERS AMG

Managers Trust I

% of Outstanding % of Shares

No. of Shares Shares Present

* TRUST TOTALS: SHARES

RECORD TOTAL: 197,020,869.8620

SHARES VOTED: 135,726,562.3698

PERCENT PRESENT: 68.889%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: The Managers Fund Trust

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 119,794,437.6160 shares of The Managers Fund Trust in respect to the Meeting of Shareholders of said trust to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 67,300,862.2451 shares, which is 56.180% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 1

July 2, 2013 MANAGERS AMG The Managers Fund Trust

% of Outstanding % of Shares

No. of Shares Shares Present

1. To elect the following ten Nominees as members of the Board of Trustees of the Trust:

Bruce B. Bingham

Affirmative 65,917,039.4011 55.025% 97.944%

Withhold 1,383,822.8440 1.155% 2.056%

TOTAL 67,300,862.2451 56.180% 100.000%

William E. Chapman II

Affirmative 65,845,906.8501 54.966% 97.838%

Withhold 1,454,955.3950 1.214% 2.162%

TOTAL 67,300,862.2451 56.180% 100.000%

Edward J. Kaier

Affirmative 65,890,088.3141 55.002% 97.904%

Withhold 1,410,773.9310 1.178% 2.096%

TOTAL 67,300,862.2451 56.180% 100.000%

Steven J. Paggioli

Affirmative 65,893,710.2871 55.006% 97.909%

Withhold 1,407,151.9580 1.174% 2.091%

TOTAL 67,300,862.2451 56.180% 100.000%

Eric Rakowski

Affirmative 65,933,611.1601 55.039% 97.968%

Withhold 1,367,251.0850 1.141% 2.032%

TOTAL 67,300,862.2451 56.180% 100.000%

Thomas R. Schneeweis

Affirmative 65,859,259.5841 54.977% 97.858%

Withhold 1,441,602.6610 1.203% 2.142%

TOTAL 67,300,862.2451 56.180% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

July 2, 2013

MANAGERS AMG

The Managers Fund Trust

% of Outstanding % of Shares

No. of Shares Shares Present

Christine C. Carsman

Affirmative 65,864,037.3191 54.981% 97.865%

Withhold 1,436,824.9260 1.199% 2.135%

TOTAL 67,300,862.2451 56.180% 100.000%

Kurt Keilhacker

Affirmative 65,831,496.0721 54.954% 97.817%

Withhold 1,469,366.1730 1.226% 2.183%

TOTAL 67,300,862.2451 56.180% 100.000%

Richard F. Powers III

Affirmative 65,677,238.4981 54.825% 97.588%

Withhold 1,623,623.7470 1.355% 2.412%

TOTAL 67,300,862.2451 56.180% 100.000%

Victoria Sassine

Affirmative 65,719,902.6591 54.860% 97.651%

Withhold 1,580,959.5860 1.320% 2.349%

TOTAL 67,300,862.2451 56.180% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

July 2, 2013

MANAGERS AMG

The Managers Fund Trust

% of Outstanding % of Shares

No. of Shares Shares Present

* TRUST TOTALS: SHARES

RECORD TOTAL: 119,794,437.6160

SHARES VOTED: 67,300,862.2451

PERCENT PRESENT: 56.180%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Intermediate Duration Govt Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 15,492,596.1500 shares of Managers Intermediate Duration Govt Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 9,026,784.9090 shares, which is 58.265% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 1

July 2, 2013 Managers Trust II Managers Intermediate Duration Govt Fund

% of outstanding % of Shares

No. of Shares Shares Present

3A. To amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative 4,626,731.2770 29.864% 51.256%

Against 133,660.9970 0.863% 1.481%

Abstain 332,256.6350 2.144% 3.680%

Brk Non-vote 3,934,136.0000 25.394% 43.583%

TOTAL 9,026,784.9090 58.265% 100.000%

3B. TO amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: Merger, consolidation, Sale of Assets and Termination of Trust, series or Classes

Affirmative 4,566,046.8090 29.472% 50.584%

Against 193,561.4650 1.249% 2.144%

Abstain 333,040.6350 2.150% 3.689%

Brk Non-vote 3,934,136.0000 25.394% 43.583%

TOTAL 9,026,784.9090 58.265% 100.000%

3C. TO amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: Other Changes

Affirmative 4,608,988.4460 29.750% 51.059%

Against 183,134.8280 1.181% 2.029%

Abstain 300,526.6350 1.940% 3.329%

Brk Non-vote 3,934,136.0000 25.394% 43.583%

TOTAL 9,026,784.9090 58.265% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

July 22, 2013 Managers Trust II Managers Intermediate Duration Govt Fund

% of outstanding % of Shares

No. of Shares Shares Present

** FUND TOTALS: SHARES

RECORD TOTAL: 15,492,596.1500

SHARES VOTED: 9,026,784.9090

PERCENT PRESENT: 58.265%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Short Duration Government Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 46,438,389.4760 shares of Managers Short Duration Government Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 35,627,464.4570 shares, which is 76.720% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 1

July 2, 2013 Managers Trust II Managers Short Duration Government Fund

% of Outstanding % of Shares

NO. of Shares Shares Present

3A. TO amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative 26,799,049.1170 57.709% 75.220%

Against 250,777.5150 0.540% 0.704%

Abstain 435,709.8250 0.938% 1.223%

Brk Non-Vote 8,141,928.0000 17.533% 22.853%

TOTAL 35,627,464.4570 76.720% 100.000%

3B. To amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative 25,440,680.0410 54.784% 71.407%

Against 1,600,018.2510 3.445% 4.491%

Abstain 444,838.1650 0.958% 1.249%

Brk Non-Vote 8,141,928.0000 17.533% 22.853%

TOTAL 35,627,464.4570 76.720% 100.000%

3C. To amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: other changes

Affirmative 25,496,171.6860 54.903% 71.563%

Against 1,597,785.5550 3.441% 4.485%

Abstain 391,580.2160 0.843% 1.099%

Brk Non-vote 8,141,928.0000 17.533% 22.853%

TOTAL 35,627,464.4570 76.720% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

July 2, 2013 Managers Trust II Managers Short Duration Government Fund

% of Outstanding % of Shares

No. of Shares Shares Present

** FUND TOTALS: SHARES

RECORD TOTAL: 46,438,389.4760

SHARES VOTED: 35,627,464.4570 PERCENT PRESENT: 76.720%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers AMG GW&K Fixed Income

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 12,001,229.9380 shares of Managers AMG GW&K Fixed Income in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 4,554,194.5150 shares, which is 37.948% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 1 July 2, 2013 Managers Trust II Managers AMG GW&K Fixed Income

% of Outstanding % of Shares

No. of shares Shares Present

3A. TO amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative 3,353,724.7940 27.945% 73.640%

Against 78,155.8150 0.651% 1.716%

Abstain 126,687.9060 1.056% 2.782%

Brk Non-Vote 995,626.0000 8.296% 21.862%

TOTAL 4,554,194.5150 37.948% 100.000%

3B. To amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative 3,356,780.7270 27.970% 73.707%

Against 71,498.8820 0.596% 1.570%

Abstain 130,288.9060 1.086% 2.861%

Brk Non-vote 995,626.0000 8.296% 21.862%

TOTAL 4,554,194.5150 37.948% 100.000%

3C. To amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: other Changes

Affirmative 3,349,072.1200 27.906% 73.538%

Against 77,515.6490 0.646% 1.702%

Abstain 131,980.7460 1.100% 2.898%

Brk Non-Vote 995,626.0000 8.296% 21.862%

TOTAL 4,554,194.5150 37.948% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

July 2, 2013 Managers Trust II Managers AMG GW&K Fixed Income

% of Outstanding % of Shares

No. of Shares Shares Present

** FUND TOTALS: SHARES

RECORD TOTAL: 12,001,229.9380

SHARES VOTED: 4,554,194.5150

PERCENT PRESENT: 37.948%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers High Yield

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 4,252,392.8050 shares of Managers High Yield in respect to the Meeting of Shareholders of said fund to be held on November 22, 2013.

D.F. King & Co., Inc. has tabulated 2,275,547.2840 shares, which is 53.512% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 1

July 2, 2013 Managers Trust II Managers High Yield

% of Outstanding % of Shares

NO. of Shares Shares Present

3A. To amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative 1,779,731.1800 41.852% 78.211%

Against 28,295.5020 0.665% 1.243%

Abstain 136,803.6020 3.217% 6.012%

Brk Non-Vote 330,717.0000 7.777% 14.534%

TOTAL 2,275,547.2840 53.512% 100.000%

3B. TO amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative 1,767,893.3580 41.574% 77.691%

Against 28,423.5330 0.668% 1.249%

Abstain 148,513.3930 3.492% 6.526%

Brk Non-vote 330,717.0000 7.777% 14.534%

TOTAL 2,275,547.2840 53.512% 100.000%

3C. To amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: Other changes

Affirmative 1,765,601.2460 41.520% 77.590%

Against 37,090.9850 0.872% 1.630%

Abstain 142,138.0530 3.343% 6.246%

Brk Non-Vote 330,717.0000 7.777% 14.534%

TOTAL 2,275,547.2840 53.512% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

July 2, 2013 Managers Trust II Managers High Yield

% of Outstanding % of Shares

No. of Shares Shares Present

** FUND TOTALS: SHARES

RECORD TOTAL: 4,252,392.8050

SHARES VOTED: 2,275,547.2840

PERCENT PRESENT: 53.512%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers AMG Chicago Equity Partners Balanced Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 2,580,886.2300 shares of Managers AMG Chicago Equity Partners Balanced Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 790,465.1030 shares, which is 30.628% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 1

July 2, 2013 Managers Trust II Managers AMG Chicago Equity Partners Balanced Fund

% of Outstanding % of Shares

No. of Shares Shares Present

2A.	TO amend or remove (as proposed in the accompanying proxy statement)

fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative 363,017.3530 14.066% 45.924%

Against 30,708.7660 1.190% 3.885%

Abstain 79,596.9840 3.084% 10.070%

Brk Non-Vote 317,142.0000 12.288% 40.121%

TOTAL 790,465.1030 30.628% 100.000%

2B. TO amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing

Affirmative 355,098.0570 13.759% 44.922%

Against 39,227.2170 1.520% 4.963%

Abstain 78,997.8290 3.061% 9.994%

Brk Non-Vote 317,142.0000 12.288% 40.121%

TOTAL 790,465.1030 30.628% 100.000%

2C. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending

Affirmative 358,951.3530 13.908% 45.410%

Against 39,150.2280 1.517% 4.953%

Abstain 75,221.5220 2.915% 9.516%

Brk Non-Vote 317,142.0000 12.288% 40.121%

TOTAL 790,465.1030 30.628% 100.000%

2D.	To amend or remove (as proposed in the accompanying proxy statement)

fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative 362,867.5090 14.060% 45.906%

Against 37,469.0720 1.452% 4.740%

Abstain 72,986.5220 2.828% 9.233%

Brk Non-vote 317,142.0000 12.288% 40.121%

TOTAL 790,465.1030 30.628% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT
July 2, 2013
Managers Trust II
Managers AMG Chicago Equity Partners Balanced Fund

Page: 2

	No. of Shares	% of Outstanding Shares	% of Shares Present

2E. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	370,841.1140	14.369%	46.914%
Against	29,939.4670	1.160%	3.788%
Abstain	72,542.5220	2.811%	9.177%
Brk Non-Vote	317,142.0000	12.288%	40.121%
TOTAL	790,465.1030	30.628%	100.000%

2F. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	368,805.1140	14.290%	46.657%
Against	33,446.4670	1.296%	4.231%
Abstain	71,071.5220	2.754%	8.991%
Brk Non-Vote	317,142.0000	12.288%	40.121%
TOTAL	790,465.1030	30.628%	100.000%

2G. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification Of Investments

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	374,790.4810	14.522%	47.414%
Against	21,942.7940	0.850%	2.776%
Abstain	76,589.8280	2.968%	9.689%
Brk Non-Vote	317,142.0000	12.288%	40.121%
TOTAL	790,465.1030	30.628%	100.000%

2H. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	357,721.3630	13.861%	45.255%
Against	40,005.2180	1.550%	5.061%
Abstain	75,596.5220	2.929%	9.563%
Brk Non-Vote	317,142.0000	12.288%	40.121%
TOTAL	790,465.1030	30.628%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

July 2, 2013 Managers Trust II Managers AMG Chicago Equity Partners Balanced Fund

% of Outstanding % of Shares

No. of Shares Shares Present

3A. TO amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative 361,941.3530 14.024% 45.788%

Against 32,671.2280 1.266% 4.133%

Abstain 78,710.5220 3.050% 9.958%

Brk Non-Vote 317,142.0000 12.288% 40.121%

TOTAL 790,465.1030 30.628% 100.000%

3B. TO amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative 362,999.5200 14.065% 45.922%

Against 31,613.0610 1.225% 3.999%

Abstain 78,710.5220 3.050% 9.958%

Brk Non-Vote 317,142.0000 12.288% 40.121%

TOTAL 790,465.1030 30.628% 100.000%

3C. To amend and restate the Amended and Restated Declaration of Trust of the Trust relating to: Other Changes

Affirmative 361,640.8230 14.013% 45.750%

Against 30,996.2280 1.201% 3.921%

Abstain 80,686.0520 3.126% 10.208%

Brk Non-vote 317,142.0000 12.288% 40.121%

TOTAL 790,465.1030 30.628% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 4

July 2, 2013 Managers Trust II Managers AMG Chicago Equity Partners Balanced Fund

% of Outstanding % of Shares

No. of Shares Shares Present

** FUND TOTALS: SHARES

RECORD TOTAL: 2,580,886,2300

SHARES VOTED: 790,465.1030

PERCENT PRESENT: 30.628%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Global Income Opportunity Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 2,623,262.7240 Shares of Managers Global Income Opportunity Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 1,255,488.3520 Shares, which is 47.860% of the outstanding Shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
July 2, 2013
The Managers Fund Trust
Managers Global Income Opportunity Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2A. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Issuance Of Senior Securities			
Affirmative	613,747.5330	23.396%	48.886%
Against	27,689.2870	1.056%	2.205%
Abstain	47,167.5320	1.798%	3.757%
Brk Non-Vote	566,884.0000	21.610%	45.152%
TOTAL	1,255,488.3520	47.860%	100.000%
2B. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing			
Affirmative	612,123.4970	23.334%	48.757%
Against	28,428.1320	1.084%	2.264%
Abstain	48,052.7230	1.832%	3.827%
Brk Non-Vote	566,884.0000	21.610%	45.152%
TOTAL	1,255,488.3520	47.860%	100.000%
2C. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending			
Affirmative	615,236.7420	23.453%	49.005%
Against	27,436.1910	1.046%	2.185%
Abstain	45,931.4190	1.751%	3.658%
Brk Non-Vote	566,884.0000	21.610%	45.152%
TOTAL	1,255,488.3520	47.860%	100.000%
2D. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	615,698.8220	23.471%	49.041%
Against	24,358.2950	0.929%	1.940%
Abstain	48,547.2350	1.850%	3.867%
Brk Non-Vote	566,884.0000	21.610%	45.152%
TOTAL	1,255,488.3520	47.860%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT
July 2, 2013
The Managers Fund Trust
Managers Global Income Opportunity Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2E. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities			
Affirmative	610,000.3360	23.253%	48.587%
Against	30,764.7640	1.173%	2.450%
Abstain	47,839.2520	1.824%	3.810%
Brk Non-Vote	566,884.0000	21.610%	45.152%
TOTAL	1,255,488.3520	47.860%	100.000%
2F. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate			
Affirmative	612,035.6100	23.331%	48.749%
Against	32,583.8810	1.242%	2.595%
Abstain	43,984.8610	1.677%	3.504%
Brk Non-Vote	566,884.0000	21.610%	45.152%
TOTAL	1,255,488.3520	47.860%	100.000%
2G. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification Of Investments			
Affirmative	614,717.1310	23.433%	48.962%
Against	26,985.4430	1.029%	2.149%
Abstain	46,901.7780	1.788%	3.737%
Brk Non-Vote	566,884.0000	21.610%	45.152%
TOTAL	1,255,488.3520	47.860%	100.000%
2H. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry			
Affirmative	609,914.4070	23.251%	48.581%
Against	30,310.5140	1.155%	2.414%
Abstain	48,379.4310	1.844%	3.853%
Brk Non-Vote	566,884.0000	21.610%	45.152%
TOTAL	1,255,488.3520	47.860%	100.000%

Page: 3

SHAREHOLDER RESPONSE SUMMARY REPORT
July 2, 2013
The Managers Fund Trust
Managers Global Income Opportunity Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2I. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Transactions with Interested or Affiliated Persons			
Affirmative	599,717.1530	22.861%	47.768%
Against	40,249.5290	1.534%	3.206%
Abstain	48,637.6700	1.855%	3.874%
Brk Non-Vote	566,884.0000	21.610%	45.152%
TOTAL	1,255,488.3520	47.860%	100.000%
3A. To amend and restate the Declaration of Trust of the Trust relating to: Declaration of Trust Amendment Procedure			
Affirmative	608,114.2990	23.182%	48.436%
Against	26,993.2320	1.029%	2.150%
Abstain	53,496.8210	2.039%	4.262%
Brk Non-Vote	566,884.0000	21.610%	45.152%
TOTAL	1,255,488.3520	47.860%	100.000%
3B. To amend and restate the Declaration of Trust of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes			
Affirmative	598,867.1490	22.829%	47.701%
Against	39,050.8040	1.489%	3.110%
Abstain	50,686.3990	1.932%	4.037%
Brk Non-Vote	566,884.0000	21.610%	45.152%
TOTAL	1,255,488.3520	47.860%	100.000%
3C. To amend and restate the Declaration of Trust of the Trust relating to: Other Changes			
Affirmative	588,635.0400	22.439%	46.885%
Against	42,217.0400	1.609%	3.363%
Abstain	57,752.2720	2.202%	4.600%
Brk Non-Vote	566,884.0000	21.610%	45.152%
TOTAL	1,255,488.3520	47.860%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 4

July 2, 2013 The Managers Fund Trust Managers Global Income Opportunity Fund

% of Outstanding % of Shares

No. of Shares Shares Present

** FUND TOTALS: Shares

RECORD TOTAL: 2,623,262.7240

Shares VOTED: 1,255,488.3520 PERCENT PRESENT: 47.860%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Special Equity Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 3,279,905.2360 Shares of Managers Special Equity Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 1,235,608.0321 Shares, which is 37.673% of the outstanding Shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
July 2, 2013
The Managers Fund Trust
Managers Special Equity Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2A. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Issuance Of Senior Securities			
Affirmative	600,126.1771	18.297%	48.569%
Against	79,789.3860	2.433%	6.457%
Abstain	35,868.4690	1.094%	2.903%
Brk Non-Vote	519,824.0000	15.849%	42.070%
TOTAL	1,235,608.0321	37.673%	100.000%
2B. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing			
Affirmative	590,635.2671	18.008%	47.801%
Against	88,986.4860	2.713%	7.202%
Abstain	36,162.2790	1.103%	2.927%
Brk Non-Vote	519,824.0000	15.849%	42.070%
TOTAL	1,235,608.0321	37.673%	100.000%
2C. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending			
Affirmative	592,435.2501	18.063%	47.947%
Against	87,199.8430	2.659%	7.057%
Abstain	36,148.9390	1.102%	2.926%
Brk Non-Vote	519,824.0000	15.849%	42.070%
TOTAL	1,235,608.0321	37.673%	100.000%
2D. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	596,971.8791	18.201%	48.314%
Against	81,073.7820	2.472%	6.561%
Abstain	37,738.3710	1.151%	3.055%
Brk Non-Vote	519,824.0000	15.849%	42.070%
TOTAL	1,235,608.0321	37.673%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT
July 2, 2013
The Managers Fund Trust
Managers Special Equity Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present

2E. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	601,233.4391	18.331%	48.659%
Against	77,962.8570	2.377%	6.310%
Abstain	36,587.7360	1.116%	2.961%
Brk Non-Vote	519,824.0000	15.849%	42.070%
TOTAL	1,235,608.0321	37.673%	100.000%

2F. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	601,569.6331	18.341%	48.686%
Against	78,453.3330	2.392%	6.349%
Abstain	35,761.0660	1.091%	2.895%
Brk Non-Vote	519,824.0000	15.849%	42.070%
TOTAL	1,235,608.0321	37.673%	100.000%

2G. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification Of Investments

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	614,033.9361	18.722%	49.695%
Against	65,035.6590	1.983%	5.263%
Abstain	36,714.4370	1.119%	2.972%
Brk Non-Vote	519,824.0000	15.849%	42.070%
TOTAL	1,235,608.0321	37.673%	100.000%

2H. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	595,340.3481	18.151%	48.182%
Against	81,743.1870	2.492%	6.616%
Abstain	38,700.4970	1.181%	3.132%
Brk Non-Vote	519,824.0000	15.849%	42.070%
TOTAL	1,235,608.0321	37.673%	100.000%

Page: 3

SHAREHOLDER RESPONSE SUMMARY REPORT
July 2, 2013
The Managers Fund Trust
Managers Special Equity Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2I. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Transactions with Interested or Affiliated Persons			
Affirmative	579,546.4431	17.670%	46.904%
Against	99,317.9800	3.028%	8.038%
Abstain	36,919.6090	1.126%	2.988%
Brk Non-Vote	519,824.0000	15.849%	42.070%
TOTAL	1,235,608.0321	37.673%	100.000%
3A. To amend and restate the Declaration of Trust of the Trust relating to: Declaration of Trust Amendment Procedure			
Affirmative	602,030.8961	18.355%	48.723%
Against	71,560.2500	2.182%	5.792%
Abstain	42,192.8860	1.287%	3.415%
Brk Non-Vote	519,824.0000	15.849%	42.070%
TOTAL	1,235,608.0321	37.673%	100.000%
3B. To amend and restate the Declaration of Trust of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes			
Affirmative	588,266.5800	17.935%	47.609%
Against	85,966.0190	2.621%	6.957%
Abstain	41,551.4331	1.267%	3.364%
Brk Non-Vote	519,824.0000	15.849%	42.070%
TOTAL	1,235,608.0321	37.673%	100.000%
3C. To amend and restate the Declaration of Trust of the Trust relating to: Other Changes			
Affirmative	585,962.0730	17.865%	47.423%
Against	85,313.5110	2.601%	6.905%
Abstain	44,508.4481	1.358%	3.602%
Brk Non-Vote	519,824.0000	15.849%	42.070%
TOTAL	1,235,608.0321	37.673%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 4

July 2, 2013 The Managers Fund Trust Managers Special Equity Fund

% of Outstanding % of Shares

No. of Shares Shares Present

** FUND TOTALS: Shares

RECORD TOTAL: 3,279,905.2360

Shares VOTED: 1,235,608.0321 PERCENT PRESENT: 37.673%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Cadence Mid-Cap Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 14,657,371.2680 Shares of Managers Cadence Mid-Cap Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 4,055,672.4130 Shares, which is 27.670% of the outstanding Shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
July 2, 2013
The Managers Fund Trust
Managers Cadence Mid-Cap Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2A. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Issuance Of Senior Securities			
Affirmative	1,974,780.5040	13.473%	48.692%
Against	100,847.3610	0.688%	2.487%
Abstain	64,978.5480	0.443%	1.602%
Brk Non-Vote	1,915,066.0000	13.066%	47.219%
TOTAL	4,055,672.4130	27.670%	100.000%
2B. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing			
Affirmative	1,968,769.3640	13.432%	48.544%
Against	105,235.6800	0.718%	2.595%
Abstain	66,601.3690	0.454%	1.642%
Brk Non-Vote	1,915,066.0000	13.066%	47.219%
TOTAL	4,055,672.4130	27.670%	100.000%
2C. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending			
Affirmative	1,977,173.9010	13.489%	48.751%
Against	98,353.2980	0.671%	2.425%
Abstain	65,079.2140	0.444%	1.605%
Brk Non-Vote	1,915,066.0000	13.066%	47.219%
TOTAL	4,055,672.4130	27.670%	100.000%
2D. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	1,974,550.4200	13.471%	48.686%
Against	100,971.2180	0.689%	2.490%
Abstain	65,084.7750	0.444%	1.605%
Brk Non-Vote	1,915,066.0000	13.066%	47.219%
TOTAL	4,055,672.4130	27.670%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT
July 2, 2013
The Managers Fund Trust
Managers Cadence Mid-Cap Fund
Page: 2

2E. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,968,200.6360	13.428%	48.530%
Against	106,352.7350	0.726%	2.622%
Abstain	66,053.0420	0.451%	1.629%
Brk Non-Vote	1,915,066.0000	13.066%	47.219%
TOTAL	4,055,672.4130	27.670%	100.000%

2F. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,967,638.9210	13.424%	48.516%
Against	108,832.9740	0.743%	2.683%
Abstain	64,134.5180	0.437%	1.582%
Brk Non-Vote	1,915,066.0000	13.066%	47.219%
TOTAL	4,055,672.4130	27.670%	100.000%

2G. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification of Investments

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,983,246.1530	13.531%	48.901%
Against	95,602.7450	0.652%	2.357%
Abstain	61,757.5150	0.421%	1.523%
Brk Non-Vote	1,915,066.0000	13.066%	47.219%
TOTAL	4,055,672.4130	27.670%	100.000%

2H. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,967,744.5380	13.425%	48.518%
Against	106,175.6420	0.724%	2.618%
Abstain	66,686.2330	0.455%	1.645%
Brk Non-Vote	1,915,066.0000	13.066%	47.219%
TOTAL	4,055,672.4130	27.670%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3 July 2, 2013 The Managers Fund Trust Managers Cadence Mid-Cap Fund

% of Outstanding % of Shares

No. of Shares Shares Present

3A. TO amend and restate the Declaration of Trust of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative 1,979,961.9630 13.508% 48.820%

Against 88,164.9120 0.602% 2.174%

Abstain 72,479.5380 0.494% 1.787%

Brk Non-Vote 1,915,066.0000 13.066% 47.219%

TOTAL 4,055,672.4130 27.670% 100.000%

3B. To amend and restate the Declaration of Trust of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative 1,946,370.2010 13.279% 47.991%

Against 120,748.2350 0.824% 2.977%

Abstain 73,487.9770 0.501% 1.813%

Brk Non-Vote 1,915,066.0000 13.066% 47.219%

TOTAL 4,055,672.4130 27.670% 100.000%

3C. To amend and restate the Declaration of Trust of the Trust relating to: Other Changes

Affirmative 1,941,170.4540 13.244% 47.863%

Against 120,209.9240 0.820% 2.964%

Abstain 79,226.0350 0.540% 1.954%

Brk Non-Vote 1,915,066.0000 13.066% 47.219%

TOTAL 4,055,672.4130 27.670% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 4

July 2, 2013 The Managers Fund Trust Managers Cadence Mid-Cap Fund

% of Outstanding % of Shares

No. of Shares Shares Present

** FUND TOTALS: Shares

RECORD TOTAL: 14,657,371.2680

Shares VOTED: 4,055,672.4130

PERCENT PRESENT: 27.670%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Cadence Emerging Companies Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 1,384,725.6070 Shares of Managers Cadence Emerging Companies Fund in respect to the Meeting of Shareholders of said fund to be held on November 22, 2013.

D.F. King & Co., Inc. has tabulated 397,558.1430 Shares, which is 28.710% of the outstanding Shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2 July 2, 2013 The Managers Fund Trust Managers Cadence Emerging Companies Fund

% of Outstanding % of Shares

No. of Shares Shares Present

3A. To amend and restate the Declaration of Trust of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative 200,748.8080 14.497% 50.495%

Against 18,301.0000 1.322% 4.603%

Abstain 6,558.3350 0.473% 1.650%

Brk Non-Vote 171,950.0000 12.418% 43.252%

TOTAL 397,558.1430 28.710% 100.000%

3B. To amend and restate the Declaration of Trust of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative 200,019.8080 14.445% 50.312%

Against 18,099.0000 1.307% 4.553%

Abstain 7,489.3350 0.540% 1.883%

Brk Non-Vote 171,950.0000 12.418% 43.252%

TOTAL 397,558.1430 28.710% 100.000%

3C. To amend and restate the Declaration of Trust of the Trust relating to: other Changes

Affirmative 200,019.8080 14.445% 50.312%

Against 18,099.0000 1.307% 4.553%

Abstain 7,489.3350 0.540% 1.883%

Brk Non-Vote 171,950.0000 12.418% 43.252%

TOTAL 397,558.1430 28.710% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

July 2, 2013 The Managers Fund Trust Managers Cadence Emerging Companies Fund

% of Outstanding % of Shares

No. of Shares Shares Present

** FUND TOTALS: Shares

RECORD TOTAL: 1,384,725.6070

Shares VOTED: 397,558.1430

PERCENT PRESENT: 28.710%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Bond Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 88,325,054.6260 Shares of Managers Bond Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 57,765,626.2670 Shares, which is 65.401% of the outstanding Shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 1 July 2, 2013 The Managers Fund Trust Managers Bond Fund

% of Outstanding % of Shares

No. of Shares Shares Present

3A. To amend and restate the Declaration of Trust of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative 39,769,757.4360 45.027% 68.847%

Against 1,037,021.8300 1.174% 1.795%

Abstain 855,847.0010 0.968% 1.482%

Brk Non-Vote 16,103,000.0000 18.232% 27.876%

TOTAL 57,765,626.2670 65.401% 100.000%

3B. To amend and restate the Declaration of Trust of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative 39,121,469.8060 44.293% 67.724%

Against 1,687,654.6500 1.911% 2.922%

Abstain 853,501.8110 0.965% 1.478%

Brk Non-Vote 16,103,000.0000 18.232% 27.876%

TOTAL 57,765,626.2670 65.401% 100.000%

3C. To amend and restate the Declaration of Trust of the Trust relating to: Other Changes

Affirmative 39,127,238.7220 44.299% 67.734%

Against 1,711,019.2200 1.937% 2.962%

Abstain 824,367.3250 0.933% 1.428%

Brk Non-Vote 16,103,000.0000 18.232% 27.876%

TOTAL 57,765,626.2670 65.401% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

July 2, 2013 The Managers Fund Trust Managers Bond Fund

% of Outstanding % of Shares

No. of Shares Shares Present

** FUND TOTALS: Shares

RECORD TOTAL: 88,325,054.6260

Shares VOTED: 57,765,626.2670 PERCENT PRESENT: 65.401%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Cadence Cap Appreciation Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 9,524,118.1550 shares of Managers Cadence Cap Appreciation Fund in respect to the Meeting of Shareholders of said fund to be held on November 22, 2013.

D.F. King & Co., Inc. has tabulated 2,590,909.0380 shares, which is 27.204% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 1 July 2, 2013 The Managers Fund Trust Managers Cadence Cap Appreciation Fund

% of Outstanding % of Shares

No. of Shares Shares Present

3A. TO amend and restate the Declaration of Trust of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative 1,415,586.2820 14.863% 54.637%

Against 144,918.8600 1.522% 3.625%

Abstain 204,986.0420 2.152% 5.128%

Brk Non-Vote 1,004,727.0000 10.549% 38.779%

TOTAL 2,590,909.0380 27.204% 100.000%

3B. to amend and restate the Declaration of Trust of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative 1,398,841.4450 14.687% 53.990%

Against 71,449.2300 0.750% 2.758%

Abstain 115,891.3630 1.218% 4.473%

Brk Non-Vote 1,004,727.0000 10.549% 38.779%

TOTAL 2,590,909.0380 27.204% 100.000%

3C. TO amend and restate the Declaration of Trust of the Trust relating to: Other Changes

Affirmative 1,395,210.2040 14.649% 53.850%

Against 68,146.8710 0.716% 2.630%

Abstain 122,824.9630 1.290% 4.741%

Brk Non-Vote 1,004,727.0000 10.549% 38.779%

TOTAL 2,590,909.0380 27.204% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

July 2, 2013 The Managers Fund Trust Managers Cadence Cap Appreciation Fund

% of Outstanding % of Shares

No. of Shares Shares Present

** FUND TOTALS: SHARES

RECORD TOTAL: 9,524,118.1550

SHARES VOTED: 2,590,909.0380 PERCENT PRESENT: 27.204%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Trilogy Global Equity Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 83,553,114.67 dollars of Trilogy Global Equity Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 35,109,937.00 dollars,

which is 42.021% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 1 July 2, 2013 Managers AMG Funds Trilogy Global Equity Fund

% of Outstanding % of Dollars

Dollars Dollars Present

3A. TO amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative 30,810,552.78 36.875% 87.755%

Against 318,265.10 0.381% 0.906%

Abstain 3,771,186.36 4.514% 10.741%

Brk Non-Vote 209,932.76 0.251% 0.598%

TOTAL 35,109,937.00 42.021% 100.000%

3B. TO amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or classes

Affirmative 29,832,691.93 35.705% 84.969%

Against 1,187,162.33 1.421% 3.382%

Abstain 3,880,149.98 4.644% 11.051%

Brk Non-Vote 209,932.76 0.251% 0.598%

TOTAL 35,109,937.00 42.021% 100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes

Affirmative 29,338,403.94 35.113% 83.562%

Against 1,428,369.63 1.710% 4.068%

Abstain 4,133,230.67 4.947% 11.772%

Brk Non-Vote 209,932.76 0.251% 0.598%

TOTAL 35,109,937.00 42.021% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

July 2, 2013 Managers AMG Funds Trilogy Global Equity Fund

% of Outstanding % of Dollars

Dollars Dollars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 83,553,114.67

DOLLARS VOTED: 35,109,937.00

PERCENT PRESENT: 42.021%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Yacktman Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 10,724,135,392.30 dollars of Yacktman Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 4,783,196,910.85 dollars,

which is 44.602% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 1 July 2, 2013 Managers AMG Funds Yacktman Fund

% of Outstanding % of Dollars

Dollars Dollars Present

3A. TO amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative 2,370,970,438.60 22.108% 49.568%

Against 72,504,154.27 0.676% 1.516%

Abstain 75,570,207.38 0.705% 1.580%

Brk Non-Vote 2,264,152,110.60 21.113% 47.336%

TOTAL 4,783,196,910.85 44.602% 100.000%

3B. To amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative 2,196,714,427.17 20.483% 45.926%

Against 242,579,436.68 2.262% 5.071%

Abstain 79,750,936.40 0.744% 1.667%

Brk Non-Vote 2,264,152,110.60 21.113% 47.336%

TOTAL 4,783,196,910.85 44.602% 100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes

Affirmative 2,189,572,980.53 20.417% 45.776%

Against 246,321,731.91 2.297% 5.150%

Abstain 83,150,087.81 0.775% 1.738%

Brk Non-Vote 2,264,152,110.60 21.113% 47.336%

TOTAL 4,783,196,910.85 44.602% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

July 2, 2013 Managers AMG Funds Yacktman Fund

% of Outstanding % of Dollars

Dollars Dollars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 10,724,135,392.30

DOLLARS VOTED: 4,783,196,910.85

PERCENT PRESENT: 44.602%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: TimesSquare Small Cap Growth Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 908,446,509.21 dollars of TimesSquare Small Cap Growth Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 348,057,142.05 dollars,

which is 38.313% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
July 2, 2013
Managers AMG Funds
TimesSquare Small Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present

3A. To amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure

	Dollars	% of Outstanding Dollars	% of Dollars Present
Affirmative	296,182,828.54	32.603%	85.096%
Against	518,940.40	0.057%	0.149%
Abstain	36,459,050.46	4.013%	10.475%
Brk Non-Vote	14,896,322.65	1.640%	4.280%
TOTAL	348,057,142.05	38.313%	100.000%

3B. To amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

	Dollars	% of Outstanding Dollars	% of Dollars Present
Affirmative	272,468,177.69	29.992%	78.282%
Against	24,220,760.74	2.666%	6.959%
Abstain	36,471,880.97	4.015%	10.479%
Brk Non-Vote	14,896,322.65	1.640%	4.280%
TOTAL	348,057,142.05	38.313%	100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes

	Dollars	% of Outstanding Dollars	% of Dollars Present
Affirmative	272,472,902.74	29.993%	78.284%
Against	24,283,538.51	2.673%	6.977%
Abstain	36,404,378.15	4.007%	10.459%
Brk Non-Vote	14,896,322.65	1.640%	4.280%
TOTAL	348,057,142.05	38.313%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

July 2, 2013 Managers AMG Funds TimesSquare Small Cap Growth Fund

% of Outstanding % of Dollars

Dollars Dollars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 908,446,509.21

DOLLARS VOTED: 348,057,142.05 PERCENT PRESENT: 38.313%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Yacktman Focused Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 9,407,191,471.62 dollars of Yacktman Focused Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 3,426,291,968.15 dollars,

which is 36.422% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enique Negron Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 1 July 2, 2013 Managers AMG Funds Yacktman Focused Fund

% of Outstanding % of Dollars

Dollars Dollars Present

3A. TO amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative 1,917,359,170.58 20.382% 55.960%

Against 54,933,595.61 0.584% 1.603%

Abstain 46,548,061.12 0.495% 1.359%

Brk Non-Vote 1,407,451,140.84 14.961% 41.078%

TOTAL 3,426,291,968.15 36.422% 100.000%

3B. TO amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes Affirmative 1,805,564,607.24 19.194% 52.697%

Against 163,947,575.52 1.743% 4.785%

Abstain 49,328,644.55 0.524% 1.440%

Brk Non-Vote 1,407,451,140.84 14.961% 41.078%

TOTAL 3,426,291,968.15 36.422% 100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes

Affirmative 1,801,002,653.26 19.145% 52.564%

Against 166,682,943.68 1.772% 4.865%

Abstain 51,155,230.37 0.544% 1.493%

Brk Non-Vote 1,407,451,140.84 14.961% 41.078%

TOTAL 3,426,291,968.15 36.422% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

July 2, 2013 Managers AMG Funds Yacktman Focused Fund

% of Outstanding % of Dollars

Dollars Dollars Present

** FUND TOTALS : DOLLARS

RECORD TOTAL: 9,407,191,471.62

DOLLARS VOTED: 3,426,291,968.15

PERCENT PRESENT: 36.422%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Renaissance Large Cap Growth Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 37,888,523.62 dollars of Renaissance Large Cap Growth Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 18,343,504.35 dollars,

which is 48.414% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 1 July 2, 2013 Managers AMG Funds Renaissance Large Cap Growth Fund

% of Outstanding % of Dollars

Dollars Dollars Present

3A. To amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment procedure

Affirmative 17,435,443.95 46.018% 95.050%

Against 60,390.59 0.159% 0.329%

Abstain 218,157.52 0.576% 1.189%

Brk Non-Vote 629,512.29 1.661% 3.432%

TOTAL 18,343,504.35 48.414% 100.000%

3B. To amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative 17,299,847.45 45.660% 94.311%

Against 204,234.59 0.539% 1.113%

Abstain 209,910.02 0.554% 1.144%

Brk Non-Vote 629,512.29 1.661% 3.432%

TOTAL 18,343,504.35 48.414% 100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes

Affirmative 17,209,461.80 45.421% 93.818%

Against 239,288.96 0.632% 1.304%

Abstain 265,241.30 0.700% 1.446%

Brk Non-Vote 629,512.29 1.661% 3.432%

TOTAL 18,343,504.35 48.414% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

July 2, 2013 Managers AMG Funds Renaissance Large Cap Growth Fund

% of Outstanding % of Dollars

Dollars Dollars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 37,888,523.62

DOLLARS VOTED: 18,343,504.35

PERCENT PRESENT: 48.414%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: GW&K Municipal Bond Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 231,364,214.37 dollars of GW&K Municipal Bond Fund in respect to the Meeting of Shareholders of said fund to be held on November July 2, 2013.

D.F. King & Co., Inc. has tabulated 148,693,443.75 dollars,

which is 64.268% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 1 July 2, 2013 Managers AMG Funds GW&K Municipal Bond Fund

% of Outstanding % of Dollars

Dollars Dollars Present

3A. TO amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative 88,811,519.29 38.386% 59.729%

Against 1,329,894.18 0.575% 0.894%

Abstain 6,214,261.24 2.686% 4.179%

Brk Non-Vote 52,337,769.04 22.621% 35.198%

TOTAL 148,693,443.75 64.268% 100.000%

3B. TO amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative 61,960,810.59 26.781% 41.670%

Against 28,017,777.78 12.110% 18.843%

Abstain 6,377,086.34 2.756% 4.289%

Brk Non-Vote 52,337,769.04 22 .621% 35.198%

TOTAL 148,693,443.75 64.268% 100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes

Affirmative 61,960,810.59 26.781% 41.671%

Against 28,167,375.22 12.174% 18.943%

Abstain 6,227,488.90 2.692% 4.188%

Brk Non-Vote 52,337,769.04 22.621% 35.198%

TOTAL 148,693,443.75 64.268% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

July 2, 2013 Managers AMG Funds GW&K Municipal Bond Fund

% of Outstanding % of Dollars

Dollars Dollars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 231,364,214.37

DOLLARS VOTED: 148,693,443.75

PERCENT PRESENT: 64.268%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Skyline Special Equities Portfolio

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 271,341,457.04 dollars of Skyline Special Equities Portfolio in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 105,428,608.19 dollars,

which is 38.855% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 1 July 2, 2013 Managers AMG Funds Skyline Special Equities Portfolio

% of Outstanding % of Dollars

Dollars Dollars present

3A. To amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative 64,614,607.92 23.814% 61.287%

Against 4,255,938.44 1.568% 4.037%

Abstain 14,005,156.59 5.161% 13.284%

Brk Non-Vote 22,552,905.24 8.312% 21.392%

TOTAL 105,428,608.19 38.855% 100.000%

3B. TO amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or classes

Affirmative 62,846,958.63 23.162% 59.610%

Against 5,429,337.21 2.001% 5.150%

Abstain 14,599,407.11 5.380% 13.848%

Brk Non-Vote 22,552,905.24 8.312% 21.392%

TOTAL 105,428,608.19 38.855% 100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes

Affirmative 62,378,010.23 22.989% 59.166%

Against 6,145,429.88 2.265% 5.829%

Abstain 14,352,262.84 5.289% 13.613%

Brk Non-Vote 22,552,905.24 8.312% 21.392%

TOTAL 105,428,608.19 38.855% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

July 2, 2013 Managers AMG Funds Skyline Special Equities Portfolio

% of Outstanding % of Dollars

Dollars Dollars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 271,341,457.04

DOLLARS VOTED: 105,428,608.19 PERCENT PRESENT: 38.855%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: TimesSquare International Small Cap Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 1,713,741.16 dollars of TimesSquare International Small Cap Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 521,697.77 dollars,

which is 30.422% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT
July 2, 2013
Managers AMG Funds
TimesSquare International Small Cap Fund

Page: 1

	Dollars	% of Outstanding Dollars	% of Dollars Present
3A. To amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure			
Affirmative	521,697.77	30.442%	100.000%
Against	.00	.000%	.000%
Abstain	.00	.000%	.000%
TOTAL	521,697.77	30.442%	100.000%
3B. To amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes			
Affirmative	521,697.77	30.442%	100.000%
Against	.00	.000%	.000%
Abstain	.00	.000%	.000%
TOTAL	521,697.77	30.442%	100.000%
3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes			
Affirmative	521,697.77	30.442%	100.000%
Against	.00	.000%	.000%
Abstain	.00	.000%	.000%
TOTAL	521,697.77	30.442%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

July 2, 2013 Managers AMG Funds TimesSquare International Small Cap Fund

% of Outstanding% of Dollars

Dollars Dollars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 1,713,741.16

DOLLARS VOTED: 521,697.77

PERCENT PRESENT: 30.442%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: TimesSquare Mid Cap Growth Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 1,857,776,436.86 dollars of TimesSquare Mid cap Growth Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 631,238,270.47 dollars,

which is 33.978% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
July 2, 2013
Managers AMG Funds
TimesSquare Mid Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present

3A. To amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure

	Dollars	% of Outstanding Dollars	% of Dollars Present
Affirmative	599,674,447.91	32.279%	95.000%
Against	12,914,631.72	0.695%	2.046%
Abstain	1,283,991.60	0.069%	0.203%
Brk Non-Vote	17,365,199.24	0.935%	2.751%
TOTAL	631,238,270.47	33.978%	100.000%

3B. To amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

	Dollars	% of Outstanding Dollars	% of Dollars Present
Affirmative	591,862,696.60	31.859%	93.762%
Against	20,757,067.93	1.117%	3.288%
Abstain	1,253,306.70	0.067%	0.199%
Brk Non-Vote	17,365,199.24	0.935%	2.751%
TOTAL	631,238,270.47	33.978%	100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes

	Dollars	% of Outstanding Dollars	% of Dollars Present
Affirmative	591,635,640.53	31.846%	93.727%
Against	21,067,498.18	1.134%	3.337%
Abstain	1,169,932.52	0.063%	0.185%
Brk Non-Vote	17,365,199.24	0.935%	2.751%
TOTAL	631,238,270.47	33.978%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

July 2, 2013 Managers AMG Funds TimesSquare Mid Cap Growth Fund

% of Outstanding % of Dollars

Dollars Dollars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 1,857,776,436.86

DOLLARS VOTED: 631, 238,270.47

PERCENT PRESENT: 33.978%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Trilogy Emerging Markets Equity Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 115,386,799.72 dollars of Trilogy Emerging Markets Equity Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 30,235,199.03 dollars,

which is 26.203% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 1 July 2, 2013 Managers AMG Funds Trilogy Emerging Markets Equity Fund

% of Outstanding % of Dollars

Dollars Dollars Present

3A. TO amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative 28,247,740.19 24.480% 93.427%

Against 85,068.73 0.074% 0.281%

Abstain 1,347,275.67 1.168% 4.456%

Brk Non-Vote 555,114.44 0.481% 1.836%

TOTAL 30,235,199.03 26.203% 100.000%

3B. TO amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative 28,067,758.08 24.325% 92.832%

Against 256,519.34 0.222% 0.848%

Abstain 1,355,807.17 1.175% 4.484%

Brk Non-Vote 555,114.44 0.481% 1.836%

TOTAL 30,235,199.03 26.203% 100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes

Affirmative 27,940,175.81 24.214% 92.409%

Against 300,377.89 0.260% 0.994%

Abstain 1,439,530.89 1.248% 4.761%

Brk Non-Vote 555,114.44 0.481% 1.836%

TOTAL 30,235,199.03 26.203% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

July 2, 2013 Managers AMG Funds Trilogy Emerging Markets Equity Fund

% of Outstanding % of Dollars

Dollars Dollars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 115,386,799.72

DOLLARS VOTED: 30,235,199.03

PERCENT PRESENT: 26.203%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Essex Small/Micro Cap Growth Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 25,295,762.38 dollars of Essex Small/Micro Cap Growth Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 16,644,574.11 dollars,

which is 65.800% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 1 July 2, 2013 Managers AMG Funds Essex Small/Micro Cap Growth Fund

% of Outstanding % of Dollars

Dollars Dollars present

3A. TO amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative 7,687,831.72 30.392% 46.188%

Against 136,108.81 0.538% 0.818%

Abstain 256,055.56 1.012% 1.538%

Brk Non-Vote 8,564,578.02 33.858% 51.456%

TOTAL 16,644,574.11 65.800% 100.000%

3B. TO amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative 7,584,856.39 29.984% 45.570%

Against 210,622.74 0.833% 1.265%

Abstain 284,516.96 1.125% 1.709%

Brk Non-Vote 8,564,578.02 33.858% 51.456%

TOTAL 16,644,574.11 65.800% 100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: other changes

Affirmative 7,563,269.39 29.899% 45.440%

Against 255,028.86 1.008% 1.532%

Abstain 261,697.84 1.035% 1.572%

Brk Non-Vote 8,564,578.02 33.858% 51.456%

TOTAL 16,644,574.11 65.800% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

July 2, 2013 Managers AMG Funds Essex Small/Micro Cap Growth Fund

% of Outstanding % of Dollars

Dollars Dollars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 25,295,762.38

DOLLARS VOTED: 16,644,574.11

PERCENT PRESENT: 65.800%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Systematic Mid Cap Value Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 411,141,086.87 dollars of Systematic Mid Cap Value Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 70,696,474.71 dollars,

which is 17.195% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 1 July 2, 2013 Managers AMG Funds Systematic Mid Cap Value Fund

% of Outstanding % of Dollars

Dollars Dollars present

3A. TO amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative 63,460,405.15 15.435% 89.764%

Against 630,371.55 0.153% 0.892%

Abstain 3,188,833.15 0.776% 4.511%

Brk Non-Vote 3,416,864.86 0.831% 4.833%

TOTAL 70,696,474.71 17.195% 100.000%

3B. TO amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative 53,918,640.73 13.114% 76.268%

Against 10,073,548.34 2.450% 14.249%

Abstain 3,287,420.78 0.800% 4.650%

Brk Non-Vote 3,416,864.86 0.831% 4.833%

TOTAL 70,696,474.71 17.195% 100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes

Affirmative 54,012,838.33 13.137% 76.402%

Against 10,085,174.12 2.453% 14.265%

Abstain 3,181,597.40 0.774% 4.500%

Brk Non-Vote 3,416,864.86 0.831% 4.833%

TOTAL 70.696,474.71 17.195% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

July 2, 2013 Managers AMG Funds Systematic Mid Cap Value Fund

% of Outstanding % of Dollars

Dollars Dollars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 411,141,086.87

DOLLARS VOTED: 70,696,474.71

PERCENT PRESENT: 17.195%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Systematic Value Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 61,843,578.59 dollars of Systematic Value Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 14,853,837.11 dollars,

which is 24.018% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 1 July 2, 2013 Managers AMG Funds Systematic Value Fund

% of Outstanding % of Dollars

Dollars Dollars Present

3A. TO amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative 13,580,829.11 21.960% 91.430%

Against 401,951.28 0.650% 2.706%

Abstain 672,569.20 1.087% 4.528%

Brk Non-Vote 198,487.52 0.321% 1.336%

TOTAL 14,853,837.11 24.018% 100.000%

% of Outstanding % of Dollars

Dollars Dollars Present

3B. To amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative 13,327,470.06 21.550% 89.725%

Against 633,568.21 1.024% 4.265%

Abstain 694,311.32 1.123% 4.674%

Brk Non-Vote 198,487.52 0.321% 1.336%

TOTAL 14,853,837.11 24.018% 100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes

Affirmative 13,194,140.25 21.335% 88.827%

Against 692,844.27 1.120% 4.664%

Abstain 768,365.07 1.242% 5.173%

Brk Non-Vote 198,487.52 0.321% 1.336%

TOTAL 14,853,837.11 24.018% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

July 2, 2013 Managers AMG Funds Systematic Value Fund

% of Outstanding % of Dollars

Dollars Dollars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 61,843,578.59

DOLLARS VOTED: 14,853,837.11

PERCENT PRESENT: 24.018%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: GW&K Small-Cap Equity Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 160,662,404.52 dollars of GW&K Small-Cap Equity Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 91,874,307.18 dollars, which is 57.185% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
July 2, 2013
Managers AMG Funds
GW&K Small-Cap Equity Fund

2A. To amend fundamental investment restrictions relating to: Issuance Of Senior Securities

	Dollars	% of Outstanding Dollars	% of Dollars Present
Affirmative	68,221,827.01	42.463%	74.256%
Against	558,628.23	0.348%	0.608%
Abstain	249,806.02	0.155%	0.272%
Brk Non-Vote	22,844,045.92	14.219%	24.864%
TOTAL	91,874,307.18	57.185%	100.000%

2B. To amend fundamental investment restrictions relating to: Borrowing

	Dollars	% of Outstanding Dollars	% of Dollars Present
Affirmative	68,249,643.47	42.480%	74.286%
Against	596,902.80	0.372%	0.650%
Abstain	183,714.99	0.114%	0.200%
Brk Non-Vote	22,844,045.92	14.219%	24.864%
TOTAL	91,874,307.18	57.185%	100.000%

2C. To amend fundamental investment restrictions relating to: Lending

	Dollars	% of Outstanding Dollars	% of Dollars Present
Affirmative	68,249,643.47	42.480%	74.286%
Against	596,902.80	0.372%	0.650%
Abstain	183,714.99	0.114%	0.200%
Brk Non-Vote	22,844,045.92	14.219%	24.864%
TOTAL	91,874,307.18	57.185%	100.000%

2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities

	Dollars	% of Outstanding Dollars	% of Dollars Present
Affirmative	68,315,829.55	42.521%	74.358%
Against	557,614.33	0.347%	0.607%
Abstain	156,817.38	0.098%	0.171%
Brk Non-Vote	22,844,045.92	14.219%	24.864%
TOTAL	91,874,307.18	57.185%	100.000%

2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities

	Dollars	% of Outstanding Dollars	% of Dollars Present
Affirmative	68,281,338.97	42.500%	74.321%
Against	592,104.91	0.368%	0.644%
Abstain	156,817.38	0.098%	0.171%
Brk Non-Vote	22,844,045.92	14.219%	24.864%
TOTAL	91,874,307.18	57.185%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2 July 2, 2013 Managers AMG Funds GW&K Small-Cap Equity Fund

% of Outstanding % of Dollars

Dollars Dollars Present

2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative 68,325,520.64 42.527% 74.369%

Against 547,923.24 0.341% 0.596%

Abstain 156,817.38 0.098% 0.171%

Brk Non-Vote 22,844,045.92 14.219% 24.864%

TOTAL 91,874,307.18 57.185% 100.000%

2G. To amend fundamental investment restrictions relating to: Diversification Of Investments

Affirmative 68 ,337,502 .95 42.535% 74.382%

Against 490,874.43 0.306% 0.534%

Abstain 201,883.88 0.125% 0.220%

Brk Non-Vote 22,844,045.92 14.219% 24.864%

TOTAL 91,874,307.18 57.185% 100.000%

2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative 68,283,953.27 42.502% 74.324%

Against 547,923.24 0.341% 0.596%

Abstain 198,384.75 0.123% 0.216%

Brk Non-Vote 22,844,045.92 14.219% 24.864%

TOTAL 91,874,307.18 57.185% 100.000%

3A. To amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative 68,355,467.72 42.546% 74.401%

Against 517,976.17 0.322% 0.564%

Abstain 156,817.37 0.098% 0.171%

Brk Non-Vote 22,844,045.92 14.219% 24.864%

TOTAL 91,874,307.18 57.185% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3 July 2, 2013 Managers AMG Funds GW&K Small-Cap Equity Fund

% of Outstanding % of Dollars

Dollars Dollars Present

3B. TO amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, sale of Assets and Termination of Trust, Series or Classes

Affirmative 52,760,996.48 32.840% 57.427%

Against 16,019,762.85 9.971% 17.437%

Abstain 249,501.93 0.155% 0.272%

Brk Non-Vote 22,844,045.92 14.219% 24.864%

TOTAL 91,874,307.18 57.185% 100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes

Affirmative 52,712,136.70 32.809% 57.375%

Against 15,990,849.86 9.953% 17.405%

Abstain 327,274.70 0.204% 0.356%

Brk Non-Vote 22,844,045.92 14.219% 24.864%

TOTAL 91,874,307.18 57.185% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 4

July 2, 2013 Managers AMG Funds GW&K Small-Cap Equity Fund

% of Outstanding % of Dollars

Dollars Dollars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 160,662,404.52

DOLLARS VOTED: 91,874,307.18

PERCENT PRESENT: 57.185%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: GW&K Municipal Enhanced Yield Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 342,017,199.89 dollars of GW&K Municipal Enhanced Yield Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 177,878,670.05 dollars,

which is 52.009% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrigue Negron Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 1 July 2, 2013 Managers AMG Funds GW&K Municipal Enhanced Yield Fund

% of Outstanding % of Dollars

Dollars Dollars Present

2A. TO amend fundamental investment restrictions relating to: Issuance Of Senior Securities

Affirmative 155,050,028.69 45.334% 87.166%

Against 497,803.14 0.146% 0.280%

Abstain 351,419.54 0.103% 0.198%

Brk Non-Vote 21,979,418.68 6.426% 12.356%

TOTAL 177,876,670.05 52.009% 100.000%

2B. To amend fundamental investment restrictions relating to: Borrowing

Affirmative 154,965,217.30 45.309% 87.119%

Against 647,375.32 0.189% 0.364%

Abstain 286,658.75 0.085% 0.161%

Brk Non-Vote 21,979,418.68 6.426% 12.356%

TOTAL 177,878,670.05 52.009% 100.000%

2C. To amend fundamental investment restrictions relating to: Lending

Affirmative 154,974,119.78 45.313% 87.124%

Against 647,375.32 0.189% 0.364%

Abstain 277,756.27 0.081% 0.156%

Brk Non-Vote 21,979,418.68 6.426% 12.356%

TOTAL 177,878,670.05 52.009% 100.000%

2D. TO amend fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative 154,998,974.30 45.319% 87.138%

Against 644,774.48 0.189% 0.362%

Abstain 255, 502.59 0.075% 0.144%

Brk Non-Vote 21,979,418.68 6.426% 12.356%

TOTAL 177,878,670.05 52.009% 100.000%

2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative 154,820,898.63 45.268% 87.038%

Against 652,710.43 0.191% 0.367%

Abstain 425,642.31 0.124% 0.239%

Brk Non-Vote 21,979,418.68 6.426% 12.356%

TOTAL 177,878,670.05 52.009% 100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT
July 2, 2013
Managers AMG Funds
GW&K Municipal Enhanced Yield Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate			
Affirmative	155,002,716.67	45.321%	87.140%
Against	386,886.17	0.113%	0.217%
Abstain	509,648.53	0.149%	0.287%
Brk Non-Vote	21,979,418.68	6.426%	12.356%
TOTAL	177,878,670.05	52.009%	100.000%
2G. To amend fundamental investment restrictions relating to: Diversification Of Investments			
Affirmative	155,210,516.35	45.382%	87.257%
Against	439,163.99	0.128%	0.247%
Abstain	249,571.03	0.073%	0.140%
Brk Non-Vote	21,979,418.68	6.426%	12.356%
TOTAL	177,878,670.05	52.009%	100.000%
2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry			
Affirmative	154,771,049.19	45.24%	87.009%
Against	705,884.37	0.206%	0.398%
Abstain	422,317.81	0.123%	0.237%
Brk Non-Vote	21,979,418.68	6.426%	12.356%
TOTAL	177,878,670.05	52.009%	100.000%
3A. To amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure			
Affirmative	154,879,217.82	45.284%	87.070%
Against	757,598.14	0.222%	0.426%
Abstain	262,435.41	0.077%	0.148%
Brk Non-Vote	21,979,418.68	6.426%	12.356%
TOTAL	177,878,670.05	52.009%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3 July 2, 2013 Managers AMG Funds GW&K Municipal Enhanced Yield Fund

% of Outstanding % of Dollars

Dollars Dollars Present

3B. TO amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative 152,999,003.54 44.735% 86.013%

Against 2,633,569.30 0.770% 1.481%

Abstain 266,678.53 0.078% 0.150%

Brk Non-Vote 21,979,418.68 6.426% 12.356%

TOTAL 177,878,670.05 52.009% 100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes

Affirmative 152,991,185.20 44.732% 86.009%

Against 2,547,820.53 0.745% 1.432%

Abstain 360,245.63 0.105% 0.203%

Brk Non-Vote 21,979,418.68 6.426% 12.356%

TOTAL 177,878,670.05 52.009% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 4

July 2, 2013 Managers AMG Funds GW&K Municipal Enhanced Yield Fund

% of Outstanding % of Dollars

Dollars Dollars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 342,017,199.89

DOLLARS VOTED: 177,878,670.05 PERCENT PRESENT: 52.009%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Trilogy International Small Cap Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 23,040,701.52 dollars of Trilogy International Small Cap Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 13,406,243.61 dollars,

which is 58.185% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT
July 2, 2013
Managers AMG Funds
Trilogy International Small Cap Fund

Page: 1

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance Of Senior Securities			
Affirmative	12,762,353.10	55.391%	95.197%
Against	60,712.00	0.263%	0.453%
Abstain	556,518.89	2.415%	4.151%
Brk Non-Vote	26,659.62	.116%	.199%
TOTAL	13,406,243.61	58.185%	100.000%
2B. To amend fundamental investment restrictions relating to: Borrowing			
Affirmative	12,757,037.69	55.367%	95.158%
Against	68,825.38	0.299%	0.513%
Abstain	553,720.92	2.403%	4.130%
Brk Non-Vote	26,659.62	.116%	.199%
TOTAL	13,406,243.61	58.185%	100.000%
2C. To amend fundamental investment restrictions relating to: Lending			
Affirmative	12,750,020.37	55.336%	95.105%
Against	62,182.91	0.270%	0.464%
Abstain	567,380.71	2.463%	4.232%
Brk Non-Vote	26,659.62	.116%	.199%
TOTAL	13,406,243.61	58.185%	100.000%
2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	12,764,216.05	55.398%	95.211%
Against	58,060.70	0.252%	0.433%
Abstain	557,307.24	2.419%	4.157%
Brk Non-Vote	26,659.62	.116%	.199%
TOTAL	13,406,243.61	58.185%	100.000%
2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities			
Affirmative	12,770,780.27	55.427%	95.260%
Against	57,125.67	0.248%	0.426%
Abstain	551,678.05	2.394%	4.115%
Brk Non-Vote	26,659.62	.116%	.199%
TOTAL	13,406,243.61	58.185%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT
July 2, 2013
Managers AMG Funds
Trilogy International Small Cap Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate			
Affirmative	12,761,751.94	55.388%	95.193%
Against	62,077.27	0.269%	0.463%
Abstain	555,754.78	2.412%	4.145%
Brk Non-Vote	26,659.62	.116%	.199%
TOTAL	13,406,243.61	58.185%	100.000%
2G. To amend fundamental investment restrictions relating to: Diversification Of Investments			
Affirmative	12,772,948.56	55.436%	95.278%
Against	54,957.38	0.239%	0.410%
Abstain	551,678.05	2.394%	4.115%
Brk Non-Vote	26,659.62	.116%	.199%
TOTAL	13,406,243.61	58.185%	100.000%
2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry			
Affirmative	12,730,136.16	55.250%	94.956%
Against	71,566.54	0.311%	0.534%
Abstain	577,881.29	2.508%	4.311%
Brk Non-Vote	26,659.62	.116%	.199%
TOTAL	13,406,243.61	58.185%	100.000%
3A. To amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure			
Affirmative	12,769,638.72	55.422%	95.251%
Against	52,565.37	0.228%	0.392%
Abstain	557,379.90	2.419%	4.158%
Brk Non-Vote	26,659.62	.116%	.199%
TOTAL	13,406,243.61	58.185%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3 July 2, 2013 Managers AMG Funds Trilogy International Small Cap Fund

% of Outstanding % of Dollars

Dollars Dollars Present

3B. TO amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative 12,785,848.75 55.492% 95.373%

Against 33,557.37 0.146% 0.250%

Abstain 560,177.87 2.431% 4.178%

Brk Non-Vote 26,659.62 .116% 0.199%

TOTAL 13,406,243.61 58.185% 100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes

Affirmative 12,686,344.41 55.060% 94.630%

Against 66,972.30 0.291% 0.500%

Abstain 626,267.28 2.718% 4.671%

Brk Non-Vote 26,659.62 .116% .199%

TOTAL 13,406,243.61 58.185% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 4

July 2, 2013 Managers AMG Funds Trilogy International Small Cap Fund

% of Outstanding % of Dollars

Dollars Dollars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 23,040,701.52

DOLLARS VOTED: 13,406,243.61 PERCENT PRESENT: 58.185%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers AMG Funds

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 24,662,798,394.32 dollars of Managers AMG Funds in respect to the Meeting of Shareholders of said trust to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 9,912,470,788.36 dollars,

which is 40.192% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 1 July 2, 2013 MANAGERS AMG Managers AMG Funds

% of Outstanding % of Dollars

Dollars Dollars Present

3A. To amend and restate the Master Trust Agreement of the Trust relating to: Declaration of Trust Amendment Procedure

Affirmative 5,735,361,878.13 23.255% 57.860%

Against 149,417,450.34 0.606% 1.507%

Abstain 190,511,438.53 0.772% 1.922%

Brk Non-Vote 3,837,180,021.36 15.559% 38.711%

TOTAL 9,912,470,788.36 40.192% 100.000%

3B. TO amend and restate the Master Trust Agreement of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes

Affirmative 5,360,516,529.46 21.735% 54.079%

Against 516,204,500.91 2.093% 5.208%

Abstain 198,569,736.63 0.805% 2.002%

Brk Non-Vote 3,837,180,021.36 15.559% 38.711%

TOTAL 9,912,470,788.36 40.192% 100.000%

3C. To amend and restate the Master Trust Agreement of the Trust relating to: Other Changes

Affirmative 5,347,192,691.82 21.681% 53.944%

Against 524,275,243.81 2.126% 5.289%

Abstain 203,822,831.37 0.826% 2.056%

Brk Non-Vote 3,837,180,021.36 15.559% 38.711%

TOTAL 9,912,470,788.36 40.192% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

July 2, 2013 MANAGERS AMG Managers AMG Funds

% of Outstanding % of Dollars

Dollars Dollars Present

* TRUST TOTALS: DOLLARS

RECORD TOTAL: 24,662,798,394.32

DOLLARS VOTED: 9,912,470,788.36

PERCENT PRESENT: 40.192%

48 Wall Street, New York, NY 10005

August 20, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Micro-Cap Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 3,878,641.1610 shares of Managers Micro-Cap Fund in respect to the Meeting of Shareholders of said fund to be held on August 20, 2013.

D.F. King & Co., Inc. has tabulated 2,211,310.3050 shares, which is 57.013% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 1 August 20, 2013 Managers Trust I Managers Micro-Cap Fund

% of Outstanding % of Shares

No. of Shares Shares Present

2G. TO amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification Of Investments

Affirmative 1,493,393.8310 38.504% 67.534%

Against 102,364.3800 2.639% 4.629%

Abstain 111,870.0940 2.884% 5.059%

Brk Non-Vote 503,682.0000 12.986% 22.778%

TOTAL 2,211,310.3050 57.013% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

August 20, 2013 Managers Trust I Managers Micro-Cap Fund

% of Outstanding % of Shares

No. of Shares Shares Present

** FUND TOTALS: SHARES

RECORD TOTAL: 3,878,641.1610

SHARES VOTED: 2,211,310.3050 PERCENT PRESENT: 57.013%

48 Wall Street, New York, NY 10005

August 20, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers California Intermediate Tax-Free Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 2,614,432.3680 shares of Managers California Intermediate Tax-Free Fund in respect to the Meeting of Shareholders of said fund to be held on August 20, 2013.

D.F. King & Co., Inc. has tabulated 1,394,918.3330 shares, which is 53.355%% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
August 20, 2013
Managers Trust I
Managers California Intermediate Tax-Free Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2A. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Issuance Of Senior Securities			
Affirmative	1,160,729.0670	44.398%	83.211%
Against	32,378.0280	1.238%	2.321%
Abstain	108,580.2380	4.153%	7.784%
Brk Non-Vote	93,231.0000	3.566%	6.684%
TOTAL	1,394,918.3330	53.355%	100.000%
2B. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing			
Affirmative	1,108,541.6990	42.401%	79.470%
Against	37,744.0540	1.444%	2.706%
Abstain	155,401.5800	5.944%	11.140%
Brk Non-Vote	93,231.0000	3.566%	6.684%
TOTAL	1,394,918.3330	53.355%	100.000%
2C. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending			
Affirmative	1,115,860.7250	42.681%	79.994%
Against	30,425.0280	1.164%	2.181%
Abstain	155,401.5800	5.944%	11.141%
Brk Non-Vote	93,231.0000	3.566%	6.684%
TOTAL	1,394,918.3330	53.355%	100.000%
2D. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	1,147,375.0410	43.887%	82.254%
Against	43,035.0540	1.646%	3.085%
Abstain	111,277.2380	4.256%	7.977%
Brk Non-Vote	93,231.0000	3.566%	6.684%
TOTAL	1,394,918.3330	53.355%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

August 20, 2013 Managers Trust I Managers California Intermediate Tax-Free Fund

% of Outstanding % of Shares

No. of Shares Shares Present

2E. TO amend or remove (as proposed in the accompanying proxy statement)

fundamental investment restrictions relating to: Purchasing And Selling commodities

Affirmative 1,149,149.0410 43.955% 82.380%

Against 44,116.0540 1.687% 3.163%

Abstain 108,422.2380 4.147% 7.773%

Brk Non-Vote 93,231.0000 3.566% 6.684%

TOTAL 1,394,918.3330 53.355% 100.000%

2F. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative 1,151,824.0410 44.057% 82.573%

Against 44,138.0540 1.688% 3.164%

Abstain 105,725.2380 4.044% 7.579%

Brk Non-Vote 93,231.0000 3.566% 6.684%

TOTAL 1,394,918.3330 53.355% 100.000%

2H. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

Affirmative 1,175,361.0670 44.957% 84.260%

Against 16,801.0280 0.643% 1.204%

Abstain 109,525.2380 4.189% 7.852%

Brk Non-Vote 93,231.0000 3.566% 6.684%

TOTAL 1,394,918.3330 53.355% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

August 20, 2013 Managers Trust I Managers California intermediate Tax-Free Fund

% of Outstanding % of Shares

No. of Shares Shares Present

** FUND TOTALS: SHARES

RECORD TOTAL: 2,614,432.3680

SHARES VOTED: 1,394,918.3330 PERCENT PRESENT: 53.355%

48 Wall Street, New York, NY 10005

August 20, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Frontier Small Cap Growth Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 4,236,476.0290 shares of Managers Frontier Small Cap Growth Fund in respect to the Meeting of Shareholders of said fund to be held on August 20, 2013.

D.F. King & Co., Inc. has tabulated 3,147,750.2040 shares, which is 74.301% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
August 20, 2013
Managers Trust I
Managers Frontier Small Cap Growth Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2A. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Issuance Of Senior Securities			
Affirmative	2,895,333.0970	68.343%	91.981%
Against	57,627.8430	1.360%	1.831%
Abstain	16,807.2640	0.397%	0.534%
Brk Non-Vote	177,982.0000	4.201%	5.654%
TOTAL	3,147,750.2040	74.301%	100.000%
2B. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing			
Affirmative	2,880,290.5780	67.988%	91.503%
Against	76,324.9410	1.802%	2.425%
Abstain	13,152.6850	0.310%	0.418%
Brk Non-Vote	177,982.0000	4.201%	5.654%
TOTAL	3,147,750.2040	74.301%	100.000%
2C. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending			
Affirmative	2,896,610.8920	68.374%	92.021%
Against	59,162.1450	1.396%	1.880%
Abstain	13,995.1670	0.330%	0.445%
Brk Non-Vote	177,982.0000	4.201%	5.654%
TOTAL	3,147,750.2040	74.301%	100.000%
2D. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	2,884,971.5790	68.098%	91.653%
Against	69,989.2820	1.652%	2.223%
Abstain	14,807.3430	0.350%	0.470%
Brk Non-Vote	177,982.0000	4.201%	5.654%
TOTAL	3,147,750.2040	74.301%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT
August 20, 2013
Managers Trust I
Managers Frontier Small Cap Growth Fund
Page: 2

	No. of Shares	% of Outstanding Shares	% of Shares Present

2E. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	2,884,534.7210	68.089%	91.638%
Against	71,447.4960	1.686%	2.270%
Abstain	13,785.9870	0.325%	0.438%
Brk Non-Vote	177,982.0000	4.201%	5.654%
TOTAL	3,147,750.2040	74.301%	100.000%

2F. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	2,883,191.4190	68.057%	91.595%
Against	72,236.7980	1.705%	2.295%
Abstain	14,339.9870	0.338%	0.456%
Brk Non-Vote	177,982.0000	4.201%	5.654%
TOTAL	3,147,750.2040	74.301%	100.000%

2G. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification Of Investments

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	2,893,895.4780	68.309%	91.936%
Against	62,086.7390	1.466%	1.972%
Abstain	13,785.9870	0.325%	0.438%
Brk Non-Vote	177,982.0000	4.201%	5.654%
TOTAL	3,147,750.2040	74.301%	100.000%

2H. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	2,874,265.2060	67.846%	91.312%
Against	80,585.8750	1.902%	2.560%
Abstain	14,917.1230	0.352%	0.474%
Brk Non-Vote	177,982.0000	4.201%	5.654%
TOTAL	3,147,750.2040	74.301%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

August 20, 2013 Managers Trust I Managers Frontier Small Cap Growth Fund

% of Outstanding % of Shares

No. of Shares Shares Present

** FUND TOTALS: SHARES

RECORD TOTAL: 4,236,476.0290

SHARES VOTED: 3,147,750.2040 PERCENT PRESENT: 74.301%

48 Wall Street, New York, NY 10005

August 20, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers AMG FQ Global Essentials

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 8,979,549.2580 shares of Managers AMG FQ Global Essentials in respect to the Meeting of Shareholders of said fund to be held on August 20, 2013.

D.F. King & Co., Inc. has tabulated 5,696,358.6700 shares, which is 63.437% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
August 20, 2013
Managers Trust I
Managers AMG FQ Global Essentials

	No. of Shares	% of Outstanding Shares	% of Shares Present
2A. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Issuance Of Senior Securities			
Affirmative	4,236,375.9670	47.178%	74.370%
Against	496,658.8110	5.531%	8.719%
Abstain	375,398.8920	4.181%	6.590%
Brk Non-Vote	587,925.0000	6.547%	10.321%
TOTAL	5,696,358.6700	63.437%	100.000%
2B. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing			
Affirmative	4,160,725.3940	46.336%	73.041%
Against	589,033.8460	6.560%	10.341%
Abstain	358,674.4300	3.994%	6.297%
Brk Non-Vote	587,925.0000	6.547%	10.321%
TOTAL	5,696,358.6700	63.437%	100.000%
2C. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending			
Affirmative	4,184,459.3010	46.600%	73.458%
Against	556,917.6470	6.202%	9.777%
Abstain	367,056.7220	4.088%	6.444%
Brk Non-Vote	587,925.0000	6.547%	10.321%
TOTAL	5,696,358.6700	63.437%	100.000%
2D. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	4,272,749.8550	47.584%	75.008%
Against	492,268.6930	5.482%	8.642%
Abstain	343,415.1220	3.824%	6.029%
Brk Non-Vote	587,925.0000	6.547%	10.321%
TOTAL	5,696,358.6700	63.437%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT
August 20, 2013
Managers Trust I
Managers AMG FQ Global Essentials
Page: 2

	No. of Shares	% of Outstanding Shares	% of Shares Present
2E. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities			
Affirmative	4,233,067.9790	47.141%	74.312%
Against	524,744.7180	5.844%	9.212%
Abstain	350,620.9730	3.905%	6.155%
Brk Non-Vote	587,925.0000	6.547%	10.321%
TOTAL	5,696,358.6700	63.437%	100.000%
2F. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate			
Affirmative	4,259,248.6140	47.433%	74.772%
Against	511,884.9570	5.701%	8.986%
Abstain	337,300.0990	3.756%	5.921%
Brk Non-Vote	587,925.0000	6.547%	10.321%
TOTAL	5,696,358.6700	63.437%	100.000%
2G. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification Of Investments			
Affirmative	4,295,504.5470	47.836%	75.408%
Against	478,565.8730	5.330%	8.401%
Abstain	334,363.2500	3.724%	5.870%
Brk Non-Vote	587,925.0000	6.547%	10.321%
TOTAL	5,696,358.6700	63.437%	100.000%
2H. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry			
Affirmative	4,181,483.1080	46.567%	73.406%
Against	623,576.3420	6.944%	10.947%
Abstain	303,374.2200	3.379%	5.326%
Brk Non-Vote	587,925.0000	6.547%	10.321%
TOTAL	5,696,358.6700	63.437%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

August 20, 2013 Managers Trust I Managers AMG FQ Global Essentials

% of Outstanding % of Shares

No. of Shares Shares Present

** FUND TOTALS: SHARES

RECORD TOTAL: 8,979,549.2580

SHARES VOTED: 5,696,358.6700

PERCENT PRESENT: 63.437%

48 Wall Street, New York, NY 10005

August 20, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers AMG FQ Global Alternatives

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 15,328,703.1810 shares of Managers AMG FQ Global Alternatives in respect to the Meeting of Shareholders of said fund to be held on August 20, 2013.

D.F. King & Co., Inc. has tabulated 9,034,041.8984 shares, which is 58.935% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
August 20, 2013
Managers Trust I
Managers AMG FQ Global Alternatives

	No. of Shares	% of Outstanding Shares	% of Shares Present
2A. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Issuance of Senior Securities			
Affirmative	6,736,314.8684	43.945%	74.566%
Against	118,832.8400	0.775%	1.315%
Abstain	564,358.1900	3.682%	6.247%
Brk Non-Vote	1,614,536.0000	10.533%	17.872%
TOTAL	9,034,041.8984	58.935%	100.000%
2B. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing			
Affirmative	6,701,003.3234	43.715%	74.175%
Against	145,814.7290	0.951%	1.614%
Abstain	572,687.8460	3.736%	6.339%
Brk Non-Vote	1,614,536.0000	10.533%	17.872%
TOTAL	9,034,041.8984	58.935%	100.000%
2C. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending			
Affirmative	6,707,222.2044	43.755%	74.244%
Against	142,697.6730	0.931%	1.580%
Abstain	569,586.0210	3.716%	6.305%
Brk Non-Vote	1,614,536.0000	10.533%	17.872%
TOTAL	9,034,041.8984	58.935%	100.000%
2D. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	6,731,864.0994	43.916%	74.517%
Against	120,190.0860	0.784%	1.330%
Abstain	567,451.7130	3.702%	6.281%
Brk Non-Vote	1,614,536.0000	10.533%	17.872%
TOTAL	9,034,041.8984	58.935%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT
August 20, 2013
Managers Trust I
Managers AMG FQ Global Alternatives

	No. of Shares	% of Outstanding Shares	% of Shares Present
2E. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities			
Affirmative	6,754,630.9124	44.065%	74.769%
Against	92,272.5820	0.602%	1.021%
Abstain	572,602.4040	3.735%	6.338%
Brk Non-Vote	1,614,536.0000	10.533%	17.872%
TOTAL	9,034,041.8984	58.935%	100.000%
2F. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate			
Affirmative	6,746,868.4264	44.014%	74.682%
Against	100,601.7330	0.656%	1.114%
Abstain	572,035.7390	3.732%	6.332%
Brk Non-Vote	1,614,536.0000	10.533%	17.872%
TOTAL	9,034,041.8984	58.935%	100.000%
2H. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry			
Affirmative	6,764,058.1204	44.126%	74.873%
Against	83,423.0210	0.544%	0.923%
Abstain	572,024.7570	3.732%	6.332%
Brk Non-Vote	1,614,536.0000	10.533%	17.872%
TOTAL	9,034,041.8984	58.935%	100.000%
2I. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Short Sales			
Affirmative	6,646,374.3934	43.358%	73.570%
Against	213,325.3550	1.392%	2.361%
Abstain	559,806.1500	3.652%	6.197%
Brk Non-Vote	1,614,536.0000	10.533%	17.872%
TOTAL	9,034,041.8984	58.935%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

August 20, 2013 Managers Trust I Managers AMG FQ Global Alternatives

% of Outstanding % of Shares

No. of Shares Shares Present

2J. To amend or remove (as proposed in the accompanying proxy statement)

fundamental investment restrictions relating to: Investing For Control

Affirmative 6,700,975.9274 43.715% 74.174%

Against 149,680.6450 0.976% 1.657%

Abstain 568,849.3260 3.711% 6.297%

Brk Non-Vote 1,614,536.0000 10.533% 17.872%

TOTAL 9,034,041.8984 58.935% 100.000%

2K. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Securities Issued By other Investment companies

Affirmative 6,652,667.9214 43.400% 73.640%

Against 195,623.6990 1.276% 2.165%

Abstain 571,214.2780 3.726% 6.323%

Brk Non-Vote 1,614,536.0000 10.533% 17.872%

TOTAL 9,034,041.8984 58.935% 100.000%

2L. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Margin Transactions

Affirmative 6,721,171.2834 43.847% 74.398%

Against 136,001.5180 0.887% 1.505%

Abstain 562,333.0970 3.668% 6.225%

Brk Non-Vote 1,614,536.0000 10.533% 17.872%

TOTAL 9,034,041.8984 58.935% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 4

August 20, 2013

Managers Trust I Managers AMG FQ Global Alternatives

% of Outstanding % of Shares

No. of Shares Shares Present

** FUND TOTALS: SHARES

RECORD TOTAL: 15,328,703.1810

SHARES VOTED: 9,034,041.8984

PERCENT PRESENT: 58.935%

48 Wall Street, New York, NY 10005

August 20, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Cadence Emerging Companies Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 1,384,725.6070 shares of Managers Cadence Emerging Companies Fund in respect to the Meeting of Shareholders of said fund to be held on August 20, 2013.

D.F. King & Co., Inc. has tabulated 699,165.5190 shares, which is 50.491% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 1

August 20, 2013 The Managers Fund Trust Managers Cadence Emerging Companies Fund

% of Outstanding % of Shares

No. of Shares Shares Present

2A. TO amend or remove (as proposed in the accompanying proxy statement)

fundamental investment restrictions relating to: Issuance Of Senior Securities

Affirmative 512,340.1840 36.999% 73.279%

Against 26,339.0000 1.902% 3.767%

Abstain 7,228.3350 .522% 1.034%

Brk Non-Vote 153,258.0000 11.068% 21.920%

TOTAL 699,165.5190 50.491% 100.000%

2B. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing

Affirmative 511,949.1840 36.970% 73.223%

Against 26,485.0000 1.913% 3.788%

Abstain 7,473.33 50 .540% 1.069%

Brk Non-Vote 153,258.0000 11.068% 21.920%

TOTAL 699,165.5190 50.491% 100.000%

2C. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending

Affirmative 511,734.1840 36.955% 73.192%

Against 26,700.0000 1.928% 3.819%

Abstain 7,473.3350 .540% 1.069%

Brk Non-Vote 153,258.0000 11.068% 21.920%

TOTAL 699,165.5190 50.491% 100.000%

2D. To amend or remove (as proposed in the accompanying proxy statement)

fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative 512,276.1840 36.994% 73.270%

Against 26,257.0000 1.896% 3.755%

Abstain 7,374.3350 .533% 1.055%

Brk Non-Vote 153,258.0000 11.068% 21.920%

TOTAL 699,165.5190 50.491% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT
August 20, 2013
The Managers Fund Trust
Managers Cadence Emerging Companies Fund

Page: 2

	No. of Shares	% of Outstanding Shares	% of Shares Present

2E. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	515,415.1840	37.220%	73.718%
Against	23,118.0000	1.670%	3.307%
Abstain	7,374.3350	.533%	1.055%
Brk Non-Vote	153,258.0000	11.068%	21.920%
TOTAL	699,165.5190	50.491%	100.000%

2F. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	513,109.1840	37.054%	73.389%
Against	25,570.0000	1.847%	3.657%
Abstain	7,228.3350	.522%	1.034%
Brk Non-Vote	153,258.0000	11.068%	21.920%
TOTAL	699,165.5190	50.491%	100.000%

2G. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification Of Investments

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	516,098.1840	37.270%	73.816%
Against	22,581.0000	1.631%	3.230%
Abstain	7,228.3350	.522%	1.034%
Brk Non-Vote	153,258.0000	11.068%	21.920%
TOTAL	699,165.5190	50.491%	100.000%

2H. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	513,106.1840	37.054%	73.388%
Against	25,427.0000	1.836%	3.637%
Abstain	7,374.3350	.533%	1.055%
Brk Non-Vote	153,258.0000	11.068%	21.920%
TOTAL	699,165.5190	50.491%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

August 20, 2013 The Managers Fund Trust Managers Cadence Emerging Companies Fund

% of Outstanding % of Shares

No. of shares Shares Present

** FUND TOTALS: SHARES

RECORD TOTAL: 1,384,725.6070

SHARES VOTED: 699,165.5190

PERCENT PRESENT: 50.491%

48 Wall Street, New York, NY 10005

August 20, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Renaissance Large Cap Growth Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 37,888,523.62 dollars of Renaissance Large Cap Growth Fund in respect to the Meeting of shareholders of said fund to be held on August 20, 2013.

D.F. King & Co., Inc. has tabulated 19,691,038.35 dollars,

which is 51.971% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT
August 20, 2013
Managers AMG Funds
Renaissance Large Cap Growth Fund

Page: 1

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities			
Affirmative	18,708,855.98	49.378%	95.012%
Against	103,648.73	.274%	.526%
Abstain	274,261.11	.724%	1.393%
Brk Non-Vote	604,272.53	1.595%	3.069%
TOTAL	19,691,038.35	51.971%	100.000%
2B. To amend fundamental investment restrictions relating to: Borrowing			
Affirmative	18,678,993.55	49.300%	94.860%
Against	139,720.01	.369%	.710%
Abstain	268,052.26	.707%	1.361%
Brk Non-Vote	604,272.53	1.595%	3.069%
TOTAL	19,691,038.35	51.971%	100.000%
2C. To amend fundamental investment restrictions relating to: Lending			
Affirmative	18,676,392.84	49.293%	94.847%
Against	128,911.88	.340%	.655%
Abstain	281,461.10	.743%	1.429%
Brk Non-Vote	604,272.53	1.595%	3.069%
TOTAL	19,691,038.35	51.971%	100.000%
2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	18,706,025.56	49.372%	94.998%
Against	103,590.49	.273%	.526%
Abstain	277,149.77	.731%	1.407%
Brk Non-Vote	604,272.53	1.595%	3.069%
TOTAL	19,691,038.35	51.971%	100.000%
2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities			
Affirmative	18,701,836.98	49.360%	94.976%
Against	110,977.18	.293%	.564%
Abstain	273,951.66	.723%	1.391%
Brk Non-Vote	604,272.53	1.595%	3.069%
TOTAL	19,691,038.35	51.971%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT
August 20, 2013
Managers AMG Funds
Renaissance Large Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate			
Affirmative	18,689,942.58	49.329%	94.916%
Against	116,266.46	.307%	.590%
Abstain	280,556.78	.740%	1.425%
Brk Non-Vote	604,272.53	1.595%	3.069%
TOTAL	19,691,038.35	51.971%	100.000%
2G. To amend fundamental investment restrictions relating to: Diversification Of Investments			
Affirmative	18,720,345.39	49.409%	95.071%
Against	92,835.98	.245%	.471%
Abstain	273,584.45	.722%	1.389%
Brk Non-Vote	604,272.53	1.595%	3.069%
TOTAL	19,691,038.35	51.971%	100.000%
2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry			
Affirmative	18,677,461.99	49.296%	94.853%
Against	133,760.39	.353%	.679%
Abstain	275,543.44	.727%	1.399%
Brk Non-Vote	604,272.53	1.595%	3.069%
TOTAL	19,691,038.35	51.971%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

August 20, 2013 Managers AMG Funds Renaissance Large Cap Growth Fund

% of Outstanding % of Dollars

Dollars Dollars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 37,888,523.62

DOLLARS VOTED: 19,691,038.35 PERCENT PRESENT : 51.971%

48 Wall Street, New York, NY 10005

August 20, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Skyline Special Equities Portfolio

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 271,341,457.04 dollars of Skyline Special Equities Portfolio in respect to the Meeting of Shareholders of said fund to be held on August 20, 2013.

D.F. King & Co., Inc. has tabulated 156,397,502.68 dollars,

which is 57.639% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
August 20, 2013
Managers AMG Funds
Skyline Special Equities Portfolio

	Dollars	% of Outstanding Dollars	% of Dollars Present
2G. To amend fundamental investment restrictions relating to: Diversification Of Investments			
Affirmative	109,666,909.36	40.417%	70.120%
Against	6,123,779.65	2.257%	3.916%
Abstain	4,798,398.23	1.768%	3.068%
Brk Non-Vote	35,808,415.44	13.197%	22.896%
TOTAL	156,397,502.68	57.639%	100.000%
2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry			
Affirmative	107,393,377.28	39.579%	68.666%
Against	8,139,739.98	3.000%	5.205%
Abstain	5,055,969.98	1.863%	3.233%
Brk Non-Vote	35,808,415.44	13.197%	22.896%
TOTAL	156,397,502.68	57.639%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

August 20, 2013 Managers AMG Funds Skyline Special Equities Portfolio

% of Outstanding% of Dollars

Dollars Dollars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 271,341,457.04

DOLLARS VOTED: 156,397,502.68

PERCENT PRESENT: 57.639%

48 Wall Street, New York. NY 10005

August 20, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: TimesSquare International Small Cap Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 1,713,741.16 dollars of TimesSquare International Small Cap Fund in respect to the Meeting of Shareholders of said fund to be held on August 20, 2013.

D.F. King & Co., Inc. has tabulated 1,627,130.73 dollars,

which is 94.946% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
August 20, 2013
Managers AMG Funds
TimesSquare International Small Cap Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance Of Senior Securities			
Affirmative	1,627,130.73	94.946%	100.000%
Against	.00	.000%	.000%
Abstain	.00	.000%	.000%
TOTAL	1,627,130.73	94.946%	100.000%
2B. To amend fundamental investment restrictions relating to: Borrowing			
Affirmative	1,627,130.73	94.946%	100.000%
Against	.00	.000%	.000%
Abstain	.00	.000%	.000%
TOTAL	1,627,130.73	94.946%	100.000%
2C. To amend fundamental investment restrictions relating to: Lending			
Affirmative	1,627,130.73	94.946%	100.000%
Against	.00	.000%	.000%
Abstain	.00	.000%	.000%
TOTAL	1,627,130.73	94.946%	100.000%
2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	1,627,130.73	94.946%	100.000%
Against	.00	.000%	.000%
Abstain	.00	.000%	.000%
TOTAL	1,627,130.73	94.946%	100.000%
2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities			
Affirmative	1,627,130.73	94.946%	100.000%
Against	.00	.000%	.000%
Abstain	.00	.000%	.000%
TOTAL	1,627,130.73	94.946%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT
August 20, 2013
Managers AMG Funds
TimesSquare International Small Cap Fund

Page: 2

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate			
Affirmative	1,627,130.73	94.946%	100.000%
Against	.00	.000%	.000%
Abstain	.00	.000%	.000%
TOTAL	1,627,130.73	94.946%	100.000%
2G. To amend fundamental investment restrictions relating to: Diversification Of Investments			
Affirmative	1,627,130.73	94.946%	100.000%
Against	.00	.000%	.000%
Abstain	.00	.000%	.000%
TOTAL	1,627,130.73	94.946%	100.000%
2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry			
Affirmative	1,627,130.73	94.946%	100.000%
Against	.00	.000%	.000%
Abstain	.00	.000%	.000%
TOTAL	1,627,130.73	94.946%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

August 20, 2013 Managers AMG Funds TimesSquare International Small Cap Fund

% of Outstanding% of Dollars

Dollars Dollars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 1,713,741.16

DOLLARS VOTED : 1,627,130.73 PERCENT PRESENT: 94.946%

48 Wall Street, New York, NY 10005

August 20, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: TimesSquare Mid Cap Growth Fund

we hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 1,857,776,436.86 dollars of TimesSquare Mid Cap Growth Fund in respect to the Meeting of Shareholders of said fund to be held on August 20, 2013.

D.F. King & Co., Inc. has tabulated 1,042,367,925.38 dollars,

which is 56.108% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
August 20, 2013
Managers AMG Funds
TimesSquare Mid Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance Of Senior Securities			
Affirmative	936,148,228.98	50.391%	89.809%
Against	2,956,611.82	.159%	.284%
Abstain	5,242,820.58	.282%	.503%
Brk Non-Vote	98,020,264.00	5.276%	9.404%
TOTAL	1,042,367,925.38	56.108%	100.000%
2B. To amend fundamental investment restrictions relating to: Borrowing			
Affirmative	935,958,232.02	50.380%	89.791%
Against	3,149,520.04	.170%	.302%
Abstain	5,239,909.32	.282%	.503%
Brk Non-Vote	98,020,264.00	5.276%	9.404%
TOTAL	1,042,367,925.38	56.108%	100.000%
2C. To amend fundamental investment restrictions relating to: Lending			
Affirmative	936,111,993.04	50.388%	89.805%
Against	2,945,593.36	.159%	.283%
Abstain	5,290,074.98	.285%	.508%
Brk Non-Vote	98,020,264.00	5.276%	9.404%
TOTAL	1,042,367,925.38	56.108%	100.000%
2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	936,181,366.64	50.393%	89.813%
Against	2,920,200.02	.157%	.280%
Abstain	5,246,094.72	.282%	.503%
Brk Non-Vote	98,020,264.00	5.276%	9.404%
TOTAL	1,042,367,925.38	56.108%	100.000%
2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities			
Affirmative	936,233,468.80	50.396%	89.818%
Against	2,867,677.66	.154%	.275%
Abstain	5,246,514.92	.282%	.503%
Brk Non-Vote	98,020,264.00	5.276%	9.404%
TOTAL	1,042,367,925.38	56.108%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT
August 20, 2013
Managers AMG Funds
TimesSquare Mid Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate			
Affirmative	936,223,806.02	50.395%	89.817%
Against	2,869,017.52	.154%	.275%
Abstain	5,254,837.84	.283%	.504%
Brk Non-Vote	98,020,264.00	5.276%	9.404%
TOTAL	1,042,367,925.38	56.108%	100.000%
2G. To amend fundamental investment restrictions relating to: Diversification Of Investments			
Affirmative	936,463,766.34	50.407%	89.840%
Against	2,741,876.90	.148%	.263%
Abstain	5,142,018.14	.277%	.493%
Brk Non-Vote	98,020,264.00	5.276%	9.404%
TOTAL	1,042,367,925.38	56.108%	100.000%
2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry			
Affirmative	936,023,847.72	50.384%	89.798%
Against	2,995,083.68	.161%	.287%
Abstain	5,328,729.98	.287%	.511%
Brk Non-Vote	98,020,264.00	5.276%	9.404%
TOTAL	1,042,367,925.38	56.108%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

August 20, 2013 Managers AMG Funds TimesSquare Mid Cap Growth Fund

% of Outstanding% of Dollars

Dollars Dollars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 1,857,776,436.86

DOLLARS VOTED: 1,042,367,925.38 PERCENT PRESENT: 56.108%

48 Wall Street, New York. NY 10005

August 20, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: TimesSquare Small Cap Growth Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 908,446,509.21 dollars of TimesSquare Small Cap Growth Fund in respect to the Meeting of Shareholders of said fund to be held on August 20, 2013

D.F. King & Co., Inc. has tabulated 542,137,030.05 dollars,

which is 59.677% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
August 20, 2013
Managers AMG Funds
TimesSquare Small Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance Of Senior Securities			
Affirmative	370,544,784.89	40.788%	68.349%
Against	121,693,837.01	13.396%	22.447%
Abstain	36,870,146.97	4.059%	6.801%
Brk Non-Vote	13,028,261.18	1.434%	2.403%
TOTAL	542,137,030.05	59.677%	100.000%
2B. To amend fundamental investment restrictions relating to: Borrowing			
Affirmative	370,507,141.46	40.784%	68.342%
Against	121,755,985.25	13.403%	22.459%
Abstain	36,845,642.16	4.056%	6.796%
Brk Non-Vote	13,028,261.18	1.434%	2.403%
TOTAL	542,137,030.05	59.677%	100.000%
2C. To amend fundamental investment restrictions relating to: Lending			
Affirmative	370,497,615.46	40.784%	68.340%
Against	121,780,258.73	13.405%	22.463%
Abstain	36,830,894.68	4.054%	6.794%
Brk Non-Vote	13,028,261.18	1.434%	2.403%
TOTAL	542,137,030.05	59.677%	100.000%
2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	370,501,765.87	40.784%	68.341%
Against	121,741,229.96	13.401%	22.456%
Abstain	36,865,773.04	4.058%	6.800%
Brk Non-Vote	13,028,261.18	1.434%	2.403%
TOTAL	542,137,030.05	59.677%	100.000%
2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities			
Affirmative	370,578,351.94	40.793%	68.355%
Against	121,661,572.03	13.392%	22.441%
Abstain	36,868,844.90	4.058%	6.801%
Brk Non-Vote	13,028,261.18	1.434%	2.403%
TOTAL	542,137,030.05	59.677%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT
August 20, 2013
Managers AMG Funds
TimesSquare Small Cap Growth Fund

Page: 2

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate			
Affirmative	370,504,041.66	40.784%	68.341%
Against	121,738,840.98	13.401%	22.455%
Abstain	36,865,886.23	4.058%	6.800%
Brk Non-Vote	13,028,261.18	1.434%	2.403%
TOTAL	542,137,030.05	59.677%	100.000%
2G. To amend fundamental investment restrictions relating to: Diversification Of Investments			
Affirmative	370,535,540.93	40.787%	68.347%
Against	121,665,291.24	13.393%	22.442%
Abstain	36,907,936.70	4.063%	6.808%
Brk Non-Vote	13,028,261.18	1.434%	2.403%
TOTAL	542,137,030.05	59.677%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

August 20, 2013 Managers AMG Funds TimesSquare Small Cap Growth Fund

% of Outstanding% of Dollars

Dollars Dollars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 908,446,509.21

DOLLARS VOTED: 542,137,030.05 PERCENT PRESENT: 59.677%

48 Wall Street, New York, NY 10005

August 20, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Trilogy Emerging Markets Equity Fund

we hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 115,386,799.72 dollars of Trilogy Emerging Markets Equity Fund in respect to the Meeting of Shareholders of said fund to be held on August 20, 2013.

D.F. King & Co., Inc. has tabulated 91,154,043.15 dollars,

which is 78.999% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
August 20, 2013
Managers AMG Funds
Trilogy Emerging Markets Equity Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities			
Affirmative	89,377,292.46	77.460%	98.051%
Against	192,915.68	.167%	.212%
Abstain	1,528,087.89	1.324%	1.676%
Brk Non-Vote	55,747.12	.048%	.061%
TOTAL	91,154,043.15	78.999%	100.000%
2B. To amend fundamental investment restrictions relating to: Borrowing			
Affirmative	89,322,157.25	77.412%	97.991%
Against	250,917.45	.217%	.275%
Abstain	1,525,221.33	1.322%	1.673%
Brk Non-Vote	55,747.12	.048%	.061%
TOTAL	91,154,043.15	78.999%	100.000%
2C. To amend fundamental investment restrictions relating to: Lending			
Affirmative	89,344,082.18	77.430%	98.015%
Against	229,104.78	.199%	.251%
Abstain	1,525,109.07	1.322%	1.673%
Brk Non-Vote	55,747.12	.048%	.061%
TOTAL	91,154,043.15	78.999%	100.000%
2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	89,410,037.66	77.488%	98.087%
Against	163,074.10	.141%	.179%
Abstain	1,525,184.27	1.322%	1.673%
Brk Non-Vote	55,747.12	.048%	.061%
TOTAL	91,154,043.15	78.999%	100.000%
2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities			
Affirmative	89,399,780.65	77.479%	98.076%
Against	179,560.77	.156%	.197%
Abstain	1,518,954.61	1.316%	1.666%
Brk Non-Vote	55,747.12	.048%	.061%
TOTAL	91,154,043.15	78.999%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT
August 20, 2013
Managers AMG Funds
Trilogy Emerging Markets Equity Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate			
Affirmative	89,354,332.38	77.439%	98.026%
Against	221,433.51	.192%	.243%
Abstain	1,522,530.14	1.320%	1.670%
Brk Non-Vote	55,747.12	.048%	.061%
TOTAL	91,154,043.15	78.999%	100.000%
2G. To amend fundamental investment restrictions relating to: Diversification Of Investments			
Affirmative	89,417,719.52	77.494%	98.095%
Against	152,887.78	.133%	.168%
Abstain	1,527,688.73	1.324%	1.676%
Brk Non-Vote	55,747.12	.048%	.061%
TOTAL	91,154,043.15	78.999%	100.000%
2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry			
Affirmative	89,329,741.38	77.419%	97.999%
Against	249,600.04	.216%	.274%
Abstain	1,518,954.61	1.316%	1.666%
Brk Non-Vote	55,747.12	.048%	.061%
TOTAL	91,154,043.15	78.999%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page : 3

August 20, 2013 Managers AMG Funds Trilogy Emerging Markets Equity Fund

% of Outstanding% of Dollars

Dollars Dollars Present

**FUND TOTALS: DOLLARS

RECORD TOTAL: 115,386,799.72

DOLLARS VOTED: 91,154,043.15

PERCENT PRESENT: 78.999%

48 Wall Street, New York. NY 10005

August 20, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Essex Small/Micro Cap Growth Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 25,295,762.38 dollars of Essex Small/Micro Cap Growth Fund in respect to the Meeting of Shareholders of said fund to be held on August 20, 2013.

D.F. King & Co., Inc. has tabulated 18,095,284.02 dollars,

which is 72.606% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 1 August 20, 2013 Managers AMG Funds Essex Small/Micro Cap Growth Fund

% of Outstanding% of Dollars

Dollars Dollars Present

2B. TO amend fundamental investment restrictions relating to: Borrowing

Affirmative 12,124,446.84 47.931% 67.003%

Against 272,265.20 1.076% 1.505%

Abstain 273,766.05 1.082% 1.513%

Brk Non-Vote 5,424,805.93 21.446% 29.979%

TOTAL 18,095,284.02 71.535% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

August 20, 2013 Managers AMG Funds Essex Small/Micro Cap Growth Fund

% of Outstanding% of Dollars

Dollars Dollars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 25,295,762.38

DOLLARS VOTED : 18,095,284.02 PERCENT PRESENT : 71.535%

48 Wall Street, New York, NY 10005

August 20, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Systematic Mid Cap Value Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 411,141,086.87 dollars of Systematic Mid Cap Value Fund in respect to the Meeting of Shareholders of said fund to be held on August 20, 2013.

D.F. King & Co., Inc. has tabulated 306,223,625.23 dollars,

which is 74.481% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
August 20, 2013
Managers AMG Funds
Systematic Mid Cap Value Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance Of Senior Securities			
Affirmative	299,714,416.96	72.898%	97.874%
Against	972,576.21	0.237%	0.318%
Abstain	3,529,379.16	0.858%	1.153%
Brk Non-Vote	2,007,252.90	.488%	.655%
TOTAL	306,223,625.23	74.481%	100.000%
2B. To amend fundamental investment restrictions relating to: Borrowing			
Affirmative	299,691,664.43	72.893%	97.868%
Against	1,057,277.18	0.257%	0.345%
Abstain	3,467,430.72	0.843%	1.132%
Brk Non-Vote	2,007,252.90	.488%	.655%
TOTAL	306,223,625.23	74.481%	100.000%
2C. To amend fundamental investment restrictions relating to: Lending			
Affirmative	299,712,993.07	72.898%	97.875%
Against	1,033,436.05	0.251%	0.337%
Abstain	3,469,943.21	0.844%	1.133%
Brk Non-Vote	2,007,252.90	.488%	.655%
TOTAL	306,223,625.23	74.481%	100.000%
2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	297,691,475.51	72.406%	97.214%
Against	3,021,811.84	0.735%	0.987%
Abstain	3,503,084.98	0.852%	1.144%
Brk Non-Vote	2,007,252.90	.488%	.655%
TOTAL	306,223,625.23	74.481%	100.000%
2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities			
Affirmative	297,552,066.60	72.372%	97.169%
Against	3,152,296.54	0.767%	1.029%
Abstain	3,512,009.19	0.854%	1.147%
Brk Non-Vote	2,007,252.90	.488%	.655%
TOTAL	306,223,625.23	74.481%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT
August 20, 2013
Managers AMG Funds
Systematic Mid Cap Value Fund

Page: 2

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate			
Affirmative	294,644,825.72	71.665%	96.219%
Against	3,056,352.22	0.743%	0.998%
Abstain	6,515,194.39	1.585%	2.128%
Brk Non-Vote	2,007,252.90	.488%	.655%
TOTAL	306,223,625.23	74.481%	100.000%
2G. To amend fundamental investment restrictions relating to: Diversification Of Investments			
Affirmative	294,745,978.53	71.690%	96.252%
Against	3,048,592.77	0.741%	0.996%
Abstain	6,421,801.03	1.562%	2.097%
Brk Non-Vote	2,007,252.90	.488%	.655%
TOTAL	306,223,625.23	74.481%	100.000%
2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry			
Affirmative	294,688,663.71	71.676%	96.233%
Against	3,097,766.74	0.753%	1.012%
Abstain	6,429,941.88	1.564%	2.100%
Brk Non-Vote	2,007,252.90	.488%	.655%
TOTAL	306,223,625.23	74.481%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

August 20, 2013 Managers AMG Funds Systematic Mid Cap Value Fund

% of Outstanding % of Dollars

Dollars Dollars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 411,141,086.87

DOLLARS VOTED: 306,223,625.23

PERCENT PRESENT: 74.481%

48 Wall Street, New York, NY 10005

November 22, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: TimesSquare Small Cap Growth Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 908,446,509.21 dollars of TimesSquare Small Cap Growth Fund in respect to the Meeting of shareholders of said fund to be held on November 22, 2013.

D.F. King & Co., Inc. has tabulated 658,059,996.00 dollars,

which is 72.438% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston

Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
November 22, 2013
Managers AMG Funds
TimesSquare Small Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present

2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

	Dollars	% of Outstanding Dollars	% of Dollars Present
Affirmative	442,504,516.34	48.711%	67.244%
Against	172,863,387.52	19.028%	26.269%
Abstain	30,463,725.77	3.353%	4.629%
Brk Non-Vote	12,228,366.37	1.346%	1.858%
TOTAL	658,059,996.00	72.438%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

November 22, 2013 Managers AMG Funds TimesSquare Small Cap Growth Fund

% of outstanding% of Dollars

Dollars Dollars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 908,446,509.21

DOLLARS VOTED: 658,059,996.00

PERCENT PRESENT: 72.438%

48 Wall Street, New York, NY 10005

October 30, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: TimesSquare Small Cap Growth Fund

we hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 908,446,509.21 dollars of TimesSquare Small Cap Growth Fund in respect to the Meeting of Shareholders of said fund to be held on October 30, 2013.

D.F. King & Co., Inc. has tabulated 579,725,594.71 dollars,

which is 63.815% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT
October 30, 2013
Managers AMG Funds
TimesSquare Small Cap Growth Fund

Page: 1

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance Of Senior Securities			
Affirmative	415,024,667.04	45.685%	71.590%
Against	121,965,560.00	13.426%	21.039%
Abstain	30,507,001.31	3.358%	5.262%
Brk Non-Vote	12,228,366.37	1.346%	2.109%
TOTAL	579,725,594.71	63.815%	100.000%
2B. To amend fundamental investment restrictions relating to: Borrowing			
Affirmative	403,822,136.18	44.452%	69.658%
Against	122,075,640.63	13.438%	21.057%
Abstain	41,599,451.54	4.579%	7.176%
Brk Non-Vote	12,228,366.37	1.346%	2.109%
TOTAL	579,725,594.71	63.815%	100.000%
2C. To amend fundamental investment restrictions relating to: Lending			
Affirmative	414,867,212.16	45.667%	71.563%
Against	122,137,483.95	13.445%	21.068%
Abstain	30,492,532.24	3.357%	5.260%
Brk Non-Vote	12,228,366.37	1.346%	2.109%
TOTAL	579,725,594.71	63.815%	100.000%
2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	415,077,342.85	45.691%	71.599%
Against	121,943,533.60	13.423%	21.035%
Abstain	30,476,351.90	3.355%	5.257%
Brk Non-Vote	12,228,366.37	1.346%	2.109%
TOTAL	579,725,594.71	63.815%	100.000%
2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities			
Affirmative	404,001,993.55	44.471%	69.689%
Against	121,864,680.32	13.415%	21.021%
Abstain	41,630,554.48	4.583%	7.181%
Brk Non-Vote	12,228,366.37	1.346%	2.109%
TOTAL	579,725,594.71	63.815%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT
October 30, 2013
Managers AMG Funds
TimesSquare Small Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate			
Affirmative	414,935,396.10	45.675%	71.575%
Against	122,060,730.24	13.436%	21.055%
Abstain	30,501,102.01	3.358%	5.261%
Brk Non-Vote	12,228,366.37	1.346%	2.109%
TOTAL	579,725,594.71	63.815%	100.000%
2G. To amend fundamental investment restrictions relating to: Diversification Of Investments			
Affirmative	414,970,289.53	45.679%	71.580%
Against	121,977,319.88	13.427%	21.041%
Abstain	30,549,618.94	3.363%	5.270%
Brk Non-Vote	12,228,366.37	1.346%	2.109%
TOTAL	579,725,594.71	63.815%	100.000%
2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry			
Affirmative	364,281,291.94	40.099%	62.837%
Against	172,747,616.81	19.016%	29.798%
Abstain	30,468,319.59	3.354%	5.256%
Brk Non-Vote	12,228,366.37	1.346%	2.109%
TOTAL	579,725,594.71	63.815%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

October 30, 2013 Managers AMG Funds TimesSquare small Cap Growth Fund

% of Outstanding% of Dollars

Dollars Dollars Present

** FUND TOTALS : DOLLARS

RECORD TOTAL : 908,446,509.21

DOLLARS VOTED: 579,725,594.71 PERCENT PRESENT: 63.815%

48 Wall Street, New York, NY 10005

October 30, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Intermediate Duration Govt Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 15,492,596.1500 shares of Managers Intermediate Duration Govt Fund in respect to the Meeting of Shareholders of said fund to be held on October 30, 2013.

D.F. King & Co., Inc. has tabulated 11,708,810.9320 shares, which is 75.577% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
October 30, 2013
Managers Trust II
Managers Intermediate Duration Govt Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2A. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Issuance Of Senior Securities			
Affirmative	7,960,967.4450	51.385%	67.991%
Against	303,335.8520	1.958%	2.591%
Abstain	517,689.6350	3.342%	4.421%
Brk Non-Vote	2,926,818.0000	18.892%	24.997%
TOTAL	11,708,810.9320	75.577%	100.000%
2B. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing			
Affirmative	7,869,424.1650	50.795%	67.209%
Against	378,657.1320	2.444%	3.234%
Abstain	533,911.6350	3.446%	4.560%
Brk Non-Vote	2,926,818.0000	18.892%	24.997%
TOTAL	11,708,810.9320	75.577%	100.000%
2C. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending			
Affirmative	7,854,339.0770	50.698%	67.080%
Against	398,045.2200	2.569%	3.400%
Abstain	529,608.6350	3.418%	4.523%
Brk Non-Vote	2,926,818.0000	18.892%	24.997%
TOTAL	11,708,810.9320	75.577%	100.000%
2D. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	7,952,477.3560	51.331%	67.919%
Against	287,381.9410	1.855%	2.454%
Abstain	542,133.6350	3.499%	4.630%
Brk Non-Vote	2,926,818.0000	18.892%	24.997%
TOTAL	11,708,810.9320	75.577%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT
October 30, 2013
Managers Trust II
Managers Intermediate Duration Govt Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2E. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities			
Affirmative	7,924,001.9170	51.147%	67.675%
Against	333,257.3800	2.151%	2.846%
Abstain	524,733.6350	3.387%	4.482%
Brk Non-Vote	2,926,818.0000	18.892%	24.997%
TOTAL	11,708,810.9320	75.577%	100.000%
2F. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate			
Affirmative	7,901,657.6380	51.002%	67.484%
Against	339,532.6590	2.192%	2.900%
Abstain	540,802.6350	3.491%	4.619%
Brk Non-Vote	2,926,818.0000	18.892%	24.997%
TOTAL	11,708,810.9320	75.577%	100.000%
2G. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification Of Investments			
Affirmative	8,033,172.8290	51.851%	68.607%
Against	243,525.4680	1.572%	2.080%
Abstain	505,294.6350	3.262%	4.316%
Brk Non-Vote	2,926,818.0000	18.892%	24.997%
TOTAL	11,708,810.9320	75.577%	100.000%
2H. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry			
Affirmative	7,799,473.9930	50.343%	66.612%
Against	416,861.3040	2.691%	3.560%
Abstain	565,657.6350	3.651%	4.831%
Brk Non-Vote	2,926,818.0000	18.892%	24.997%
TOTAL	11,708,810.9320	75.577%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

October 30, 2013 Managers Trust II Managers Intermediate Duration Govt Fund

% of Outstanding% of Shares

No. of Shares Shares Present

2I. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Short Sales

Affirmative 7,839, 320.9930 50. 601% 66.952%

Against 381,183.3040 2.460% 3.256%

Abstain 561,488.6350 3.624% 4.795%

Brk Non-Vote 2,926,818.0000 18.892% 24.997%

TOTAL 11,708,810.9320 75.577% 100.000%

2J. To amend or remove (as proposed in the accompanying proxy statement)

fundamental investment restrictions relating to: Investing For Control

Affirmative 7,942,890.9930 51.269% 67.836%

Against 284,348.3040 1.835% 2.429%

Abstain 554,753.6350 3.581% 4.738%

Brk Non-Vote 2,926,818.0000 18.892% 24.997%

TOTAL 11,708,810.9320 75.577% 100.000%

2K. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Securities Issued By Other Investment Companies

Affirmative 7,891,010.3610 50.934% 67.393%

Against 334,727.9360 2.161% 2.859%

Abstain 556,254.6350 3.590% 4.751%

Brk Non-Vote 2,926,818.0000 18.892% 24.997%

TOTAL 11,708,810.9320 75.577% 100.000%

2L. TO amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Margin Transactions

Affirmative 7,839,368.5490 50.601% 66.952%

Against 385,441.7480 2.488% 3.292%

Abstain 557,182.6350 3.596% 4.759%

Brk Non-Vote 2,926,818.0000 18.892% 24.997%

TOTAL 11,708,810.9320 75.577% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 4

October 30, 2013 Managers Trust II Managers Intermediate Duration Govt Fund

% of Outstanding% of Shares

No. of Shares Shares Present

2M. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions of the Fund relating to: oil, Gas And Mineral Programs

Affirmative 7,969,231.0170 51.439% 68.061%

Against 249,252.2800 1.609% 2.129%

Abstain 563,509.6350 3.637% 4.813%

Brk Non-Vote 2.926,818.0000 18.892% 24.997%

TOTAL 11,708,810.9320 75.577% 100.000%

2N. To amend or remove (as proposed in the accompanying proxy statement)

fundamental investment restrictions relating to: investing In New Issuers

Affirmative 7,937,700.3560 51.235% 67.792%

Against 294,770.9410 1.903% 2.518%

Abstain 549,521.6350 3.547% 4.693%

Brk Non-Vote 2,926,818.0000 18.892% 24.997%

TOTAL 11,708,810.9320 75.577% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 5

October 30, 2013 Managers Trust II Managers Intermediate Duration Govt Fund

% of outstanding% of shares

No. of Shares Shares Present

**FUND TOTALS: SHARES

RECORD TOTAL: 15,492,596.1500

SHARES VOTED: 11,708,810.9320 PERCENT PRESENT: 75.577%

48 Wall Street, New York. NY 10005

October 22, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Cadence Cap Appreciation Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 9,524,118.1550 shares of Managers Cadence Cap Appreciation Fund in respect to the Meeting of Shareholders of said fund to be held on October 22, 2013.

D.F. King & Co., Inc. has tabulated 3,996,443.3861 shares, which is 41.961% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F, King & Co., Inc.

Laura Preston Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
October 22, 2013
The Managers Fund Trust
Managers Cadence Cap Appreciation Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2A. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Issuance Of Senior Securities			
Affirmative	2,906,934.3281	30.522%	72.738%
Against	171,095.0790	1.796%	4.281%
Abstain	141,824.9790	1.489%	3.549%
Brk Non-Vote	776,589.0000	8.154%	19.432%
TOTAL	3,996,443.3861	41.961%	100.000%
2B. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing			
Affirmative	2,887,955.2521	30.323%	72.263%
Against	188,040.3210	1.974%	4.705%
Abstain	143,858.8130	1.510%	3.600%
Brk Non-Vote	776,589.0000	8.154%	19.432%
TOTAL	3,996,443.3861	41.961%	100.000%
2C. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending			
Affirmative	2,896,319.3861	30.410%	72.472%
Against	183,032.5770	1.922%	4.580%
Abstain	140,502.4230	1.475%	3.516%
Brk Non-Vote	776,589.0000	8.154%	19.432%
TOTAL	3,996,443.3861	41.961%	100.000%
2D. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	2,894,404.3691	30.390%	72.425%
Against	176,525.4120	1.853%	4.417%
Abstain	148,924.6050	1.564%	3.726%
Brk Non-Vote	776,589.0000	8.154%	19.432%
TOTAL	3,996,443.3861	41.961%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT
October 22, 2013
The Managers Fund Trust
Managers Cadence Cap Appreciation Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2E. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities			
Affirmative	2,897,965.9211	30.427%	72.514%
Against	175,205.0190	1.840%	4.384%
Abstain	146,683.4460	1.540%	3.670%
Brk Non-Vote	776,589.0000	8.154%	19.432%
TOTAL	3,996,443.3861	41.961%	100.000%
2F. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate			
Affirmative	2,901,871.2121	30.468%	72.612%
Against	175,497.5970	1.843%	4.391%
Abstain	142,485.5770	1.496%	3.565%
Brk Non-Vote	776,589.0000	8.154%	19.432%
TOTAL	3,996,443.3861	41.961%	100.000%
2G. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification Of Investments			
Affirmative	2,926,310.3691	30.724%	73.223%
Against	154,534.4050	1.623%	3.867%
Abstain	139,009.6120	1.460%	3.478%
Brk Non-Vote	776,589.0000	8.154%	19.432%
TOTAL	3,996,443.3861	41.961%	100.000%
2H. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry			
Affirmative	2,897,539.0731	30.423%	72.503%
Against	176,749.5630	1.856%	4.423%
Abstain	145,565.7500	1.528%	3.642%
Brk Non-Vote	776,589.0000	8.154%	19.432%
TOTAL	3,996,443.3861	41.961%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

October 22, 2013 The Managers Fund Trust Managers Cadence Cap Appreciation Fund

% of Outstanding % of Shares

No. of Shares Shares Present

** FUND TOTALS: SHARES

RECORD TOTAL: 9,524,118.1550

SHARES VOTED: 3,996,443.3861

PERCENT PRESENT: 41.961%

48 Wall Street. New York. NY 10005

October 22, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Trust I

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 197,020,869.8620 shares of Managers Trust I in respect to the Meeting of Shareholders of said trust to be held on October 22, 2013.

D.F. King & Co., Inc. has tabulated 149,469,918.1251 shares, which is 75.865% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co. Inc.

Laura Preston / Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 1

October 22, 2013

MANAGERS AMG Managers Trust I

% of Outstanding % of Shares

No. of Shares Shares Present

3A. To amend and restate the Agreement and Declaration of Trust of the

Trust relating to: Declaration of Trust Amendment Procedure

Affirmative 103,436,489.9188 52.500% 69.202%

Against 6,791,454.1570 3.447% 4.544%

Abstain 8,004,062.0493 4.063% 5.355%

Brk Non-vote 31,237,912.0000 15.855% 20.899%

TOTAL 149,469,918.1251 75.865% 100.000%

3B. to amend and restate the Agreement and Declaration of Trust of the

Trust relating to: Merger, Consolidation, Sale of Assets and

Termination of Trust, Series or Classes

Affirmative 103,680,567.7078 52.625% 69.366%

Against 6,329,176.6510 3.212% 4.234%

Abstain 8,222,261.7663 4.173% 5.501%

Brk Non-Vote 31,237,912.0000 15.855% 20.899%

TOTAL 149,469,918.1251 75.865% 100.000%

3C. to amend and restate the Agreement and Declaration of Trust of the

Trust relating to: Other Changes

Affirmative 102,553,455.9362 52.052% 68.611%

Against 6,934,916.3160 3.520% 4.640%

Abstain 8,743,633.8729 4.438% 5.850%

Brk Non-Vote 31,237,912.0000 15.855% 20.899%

TOTAL 149,469,918.1251 75.865% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2

October 22, 2013

MANAGERS AMG Managers Trust I

% of Outstanding % of Shares

No. of Shares Shares Present

* TRUST TOTALS : SHARES

RECORD TOTAL: 197,020,869.8620

SHARES VOTED: 149,469,918.1251

PERCENT PRESENT: 75.865%

48 Wall Street New York. NY 10005

October 22, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers PIMCO Bond Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 135,522,983.1120 shares of Managers PIMCO Bond Fund in respect to the Meeting of Shareholders of said fund to be held on October 22, 2013.

D.F. King & Co., Inc. has tabulated 104,003,978.0283 shares, which is 76.743% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
October 22, 2013
Managers Trust I
Managers PIMCO Bond Fund

2A. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Issuance Of Senior Securities

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	69,687,206.6293	51.421%	67.005%
Against	4,541,088.5870	3.351%	4.366%
Abstain	5,513,229.8120	4.068%	5.301%
Brk Non-Vote	24,262,453.0000	17.903%	23.328%
TOTAL	104,003,978.0283	76.743%	100.000%

2B. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	68,432,602.2023	50.495%	65.798%
Against	5,655,420.1070	4.173%	5.438%
Abstain	5,653,502.7190	4.172%	5.436%
Brk Non-Vote	24,262,453.0000	17.903%	23.328%
TOTAL	104,003,978.0283	76.743%	100.000%

2C. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	68,925,363.4203	50.859%	66.272%
Against	5,151,204.6690	3.801%	4.953%
Abstain	5,664,956.9390	4.180%	5.447%
Brk Non-Vote	24,262,453.0000	17.903%	23.328%
TOTAL	104,003,978.0283	76.743%	100.000%

2D. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	69,258,213.7953	51.104%	66.592%
Against	4,833,645.6030	3.567%	4.648%
Abstain	5,649,665.6300	4.169%	5.432%
Brk Non-Vote	24,262,453.0000	17.903%	23.328%
TOTAL	104,003,978.0283	76.743%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT
October 22, 2013
Managers Trust I
Managers PIMCO Bond Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2E. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities			
Affirmative	69,321,277.9313	51.151%	66.653%
Against	4,763,831.1080	3.515%	4.580%
Abstain	5,656,415.9890	4.174%	5.439%
Brk Non-Vote	24,262,453.0000	17.903%	23.328%
TOTAL	104,003,978.0283	76.743%	100.000%
2F. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate			
Affirmative	69,175,306.4503	51.043%	66.512%
Against	4,939,955.2210	3.645%	4.750%
Abstain	5,626,263.3570	4.152%	5.410%
Brk Non-Vote	24,262,453.0000	17.903%	23.328%
TOTAL	104,003,978.0283	76.743%	100.000%
2G. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification Of Investments			
Affirmative	70,763,415.6973	52.215%	68.039%
Against	3,427,560.9280	2.529%	3.296%
Abstain	5,550,548.4030	4.096%	5.337%
Brk Non-Vote	24,262,453.0000	17.903%	23.328%
TOTAL	104,003,978.0283	76.743%	100.000%
2H. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry			
Affirmative	68,191,554.5963	50.318%	65.566%
Against	5,967,406.9960	4.403%	5.738%
Abstain	5,582,563.4360	4.119%	5.368%
Brk Non-Vote	24,262,453.0000	17.903%	23.328%
TOTAL	104,003,978.0283	76.743%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page : 3

October 22, 2013 Managers Trust I Managers PIMCO Bond Fund

% of Outstanding % of Shares

No. of Shares Shares Present

** FUND TOTALS: SHARES

RECORD TOTAL: 135,522,983.1120

SHARES VOTED: 104,003,978.0283

PERCENT PRESENT: 76.743%

48 Wall Street, New York, NY 10005

October 22, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Micro-Cap Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 3,878,605.4380 shares of Managers Micro-Cap Fund in respect to the Meeting of Shareholders of said fund to be held on October 22, 2013.

D.F. King & Co., Inc. has tabulated 2,676,713.7471 shares, which is 69.012% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
October 22, 2013
Managers Trust I
Managers Micro-Cap Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2A. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Issuance Of Senior Securities			
Affirmative	1,966,848.8291	50.710%	73.480%
Against	184,670.4110	4.761%	6.899%
Abstain	143,811.5070	3.708%	5.373%
Brk Non-Vote	381,383.0000	9.833%	14.248%
TOTAL	2,676,713.7471	69.012%	100.000%
2B. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing			
Affirmative	1,943,014.5941	50.096%	72.590%
Against	212,526.2560	5.479%	7.940%
Abstain	139,789.8970	3.604%	5.222%
Brk Non-Vote	381,383.0000	9.833%	14.248%
TOTAL	2,676,713.7471	69.012%	100.000%
2C. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending			
Affirmative	1,953,258.5381	50.360%	72.972%
Against	196,148.5440	5.057%	7.328%
Abstain	145,923.6650	3.762%	5.452%
Brk Non-Vote	381,383.0000	9.833%	14.248%
TOTAL	2,676,713.7471	69.012%	100.000%
2D. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	1,972,656.4441	50.860%	73.698%
Against	175,122.6460	4.515%	6.542%
Abstain	147,551.6570	3.804%	5.512%
Brk Non-Vote	381,383.0000	9.833%	14.248%
TOTAL	2,676,713.7471	69.012%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT
October 22, 2013
Managers Trust I
Managers Micro-Cap Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2E. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities			
Affirmative	1,986,938.8521	51.228%	74.231%
Against	174,359.3560	4.495%	6.514%
Abstain	134,032.5390	3.456%	5.007%
Brk Non-Vote	381,383.0000	9.833%	14.248%
TOTAL	2,676,713.7471	69.012%	100.000%
2F. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate			
Affirmative	1,969,066.8281	50.767%	73.563%
Against	192,830.7310	4.972%	7.204%
Abstain	133,433.1880	3.440%	4.985%
Brk Non-Vote	381,383.0000	9.833%	14.248%
TOTAL	2,676,713.7471	69.012%	100.000%
2G. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification Of Investments			
Affirmative	2,000,509.5961	51.578%	74.738%
Against	153,545.0910	3.959%	5.736%
Abstain	141,276.0600	3.642%	5.278%
Brk Non-Vote	381,383.0000	9.833%	14.248%
TOTAL	2,676,713.7471	69.012%	100.000%
2H. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry			
Affirmative	1,952,848.2011	50.349%	72.957%
Against	191,329.9140	4.933%	7.148%
Abstain	151,152.6320	3.897%	5.647%
Brk Non-Vote	381,383.0000	9.833%	14.248%
TOTAL	2,676,713.7471	69.012%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

October 22, 2013 Managers Trust I Managers Micro-cap Fund

% of Outstanding % of Shares

No. of Shares Shares Present

** FUND TOTALS: SHARES

RECORD TOTAL: 3,878,605.4380

SHARES VOTED: 2,676,713.7471

PERCENT PRESENT: 69.012%

48 Wall Street, New York, NY 10005

October 22, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers AMG FQ Tax-Managed U.S. Equity Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 2,537,178.9210 shares of Managers AMG FQ Tax-Managed U.S. Equity Fund in respect to the Meeting of shareholders of said fund to be held on October 22, 2013.

D.F. King & Co., Inc. has tabulated 1,936,125.5190 shares, which is 76.310% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
October 22, 2013
Managers Trust I
Managers AMG FQ Tax-Managed U.S. Equity Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2A. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Issuance Of Senior Securities			
Affirmative	1,329,021.5100	52.382%	68.643%
Against	94,476.9510	3.724%	4.880%
Abstain	124,989.0580	4.926%	6.456%
Brk Non-Vote	387,638.0000	15.278%	20.021%
TOTAL	1,936,125.5190	76.310%	100.000%
2B. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing			
Affirmative	1,306,755.6880	51.504%	67.493%
Against	120,612.7610	4.754%	6.230%
Abstain	121,119.0700	4.774%	6.256%
Brk Non-Vote	387,638.0000	15.278%	20.021%
TOTAL	1,936,125.5190	76.310%	100.000%
2C. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending			
Affirmative	1,313,533.6380	51.772%	67.844%
Against	105,654.0310	4.164%	5.457%
Abstain	129,299.8500	5.096%	6.678%
Brk Non-Vote	387,638.0000	15.278%	20.021%
TOTAL	1,936,125.5190	76.310%	100.000%
2D. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	1,318,321.2460	51.960%	68.091%
Against	107,793.9740	4.249%	5.568%
Abstain	122,372.2990	4.823%	6.320%
Brk Non-Vote	387,638.0000	15.278%	20.021%
TOTAL	1,936,125.5190	76.310%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT
October 22, 2013
Managers Trust I
Managers AMG FQ Tax-Managed U.S. Equity Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2E. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities			
Affirmative	1,329,060.1700	52.383%	68.646%
Against	100,368.1060	3.956%	5.184%
Abstain	119,059.2430	4.693%	6.149%
Brk Non-Vote	387,638.0000	15.278%	20.021%
TOTAL	1,936,125.5190	76.310%	100.000%
2F. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate			
Affirmative	1,333,785.2340	52.569%	68.890%
Against	97,268.4760	3.834%	5.024%
Abstain	117,433.8090	4.629%	6.065%
Brk Non-Vote	387,638.0000	15.278%	20.021%
TOTAL	1,936,125.5190	76.310%	100.000%
2G. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification of Investments			
Affirmative	1,351,878.3450	53.283%	69.824%
Against	77,340.3150	3.048%	3.995%
Abstain	119,268.8590	4.701%	6.160%
Brk Non-Vote	387,638.0000	15.278%	20.021%
TOTAL	1,936,125.5190	76.310%	100.000%
2H. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry			
Affirmative	1,298,547.0950	51.181%	67.070%
Against	128,887.7570	5.080%	6.657%
Abstain	121,052.6670	4.771%	6.252%
Brk Non-Vote	387,638.0000	15.278%	20.021%
TOTAL	1,936,125.5190	76.310%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT
October 22, 2013
Managers Trust I
Managers AMG FQ Tax-Managed U.S. Equity Fund

Page: 3

	No. of Shares	% of Outstanding Shares	% of Shares Present

2I. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Short Sales

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,295,352.4400	51.055%	66.905%
Against	127,589.4170	5.029%	6.590%
Abstain	125,545.6620	4.948%	6.484%
Brk Non-Vote	387,638.0000	15.278%	20.021%
TOTAL	1,936,125.5190	76.310%	100.000%

2J. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Investing For Control

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,329,903.6620	52.417%	68.689%
Against	96,218.4660	3.792%	4.970%
Abstain	122,365.3910	4.823%	6.320%
Brk Non-Vote	387,638.0000	15.278%	20.021%
TOTAL	1,936,125.5190	76.310%	100.000%

2K. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Securities Issued By Other Investment Companies

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,323,752.9350	52.175%	68.372%
Against	100,273.7310	3.952%	5.179%
Abstain	124,460.8530	4.905%	6.428%
Brk Non-Vote	387,638.0000	15.278%	20.021%
TOTAL	1,936,125.5190	76.310%	100.000%

2L. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Margin Transactions

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	1,293,240.8960	50.972%	66.796%
Against	131,018.9260	5.164%	6.767%
Abstain	124,227.6970	4.896%	6.416%
Brk Non-Vote	387,638.0000	15.278%	20.021%
TOTAL	1,936,125.5190	76.310%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 4

October 22, 2013

Managers Trust I

Managers AMG FQ Tax-Managed U.S. Equity Fund

% of Outstanding % of Shares

No. of Shares Shares Present

2M. To amend or remove (as proposed in the accompanying proxy statement)

fundamental investment restrictions of the Fund relating to: Investing in New Issuers

Affirmative 1,335,488.7040 52.637% 68.978%

Against 86,318.4200 3.402% 4.458%

Abstain 126,680.3950 4.993% 6.543%

Brk Non-Vote 387,638.0000 15.278% 20.021%

TOTAL 1,936,125.5190 76.310% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page : 5

October 22, 2013 Managers Trust I Managers AMG FQ Tax-Managed U.S. Equity Fund

% of Outstanding % of Shares

No. of Shares Shares Present

** FUND TOTALS: SHARES

RECORD TOTAL: 2,537,178.9210

SHARES VOTED: 1,936,125.5190

PERCENT PRESENT: 76.310%

48 Wall Street. New York, NY 10005

October 22, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Intermediate Duration Govt Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 15,492,596.1500 shares of Managers Intermediate Duration Govt Fund in respect to the Meeting of Shareholders of said fund to be held on October 22, 2013.

D.F. King & Co., Inc. has tabulated 11,275,933.1010 shares, which is 72.783% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT
October 22, 2013
Managers Trust II
Managers Intermediate Duration Govt Fund

Page: 1

	No. of Shares	% of Outstanding Shares	% of Shares Present
2A. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Issuance of Senior Securities			
Affirmative	7,230,851.6140	46.673%	64.126%
Against	297,318.8520	1.919%	2.637%
Abstain	547,925.6350	3.537%	4.859%
Brk Non-Vote	3,199,837.0000	20.654%	28.378%
TOTAL	11,275,933.1010	72.783%	100.000%
2B. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing			
Affirmative	7,149,042.3340	46.146%	63.401%
Against	362,906.1320	2.342%	3.218%
Abstain	564,147.6350	3.641%	5.003%
Brk Non-Vote	3,199,837.0000	20.654%	28.378%
TOTAL	11,275,933.1010	72.783%	100.000%
2C. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending			
Affirmative	7,124,223.2460	45.985%	63.180%
Against	392,028.2200	2.530%	3.477%
Abstain	559,844.6350	3.614%	4.965%
Brk Non-Vote	3,199,837.0000	20.654%	28.378%
TOTAL	11,275,933.1010	72.783%	100.000%
2D. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	7,222,361.5250	46.619%	64.051%
Against	281,364.9410	1.816%	2.495%
Abstain	572,369.6350	3.694%	5.076%
Brk Non-Vote	3,199,837.0000	20.654%	28.378%
TOTAL	11,275,933.1010	72.783%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT
October 22, 2013
Managers Trust II
Managers Intermediate Duration Govt Fund
Page: 2

	No. of Shares	% of Outstanding Shares	% of Shares Present
2E. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities			
Affirmative	7,193,886.0860	46.435%	63.798%
Against	327,240.3800	2.112%	2.902%
Abstain	554,969.6350	3.582%	4.922%
Brk Non-Vote	3,199,837.0000	20.654%	28.378%
TOTAL	11,275,933.1010	72.783%	100.000%
2F. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate			
Affirmative	7,182,513.8070	46.361%	63.697%
Against	333,515.6590	2.153%	2.958%
Abstain	560,066.6350	3.615%	4.967%
Brk Non-Vote	3,199,837.0000	20.654%	28.378%
TOTAL	11,275,933.1010	72.783%	100.000%
2G. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification Of Investments			
Affirmative	7,303,056.9980	47.139%	64.767%
Against	237,508.4680	1.533%	2.106%
Abstain	535,530.6350	3.457%	4.749%
Brk Non-Vote	3,199,837.0000	20.654%	28.378%
TOTAL	11,275,933.1010	72.783%	100.000%
2H. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry			
Affirmative	7,083,898.1620	45.725%	62.823%
Against	407,276.3040	2.629%	3.612%
Abstain	584,921.6350	3.775%	5.187%
Brk Non-Vote	3,199,837.0000	20.654%	28.378%
TOTAL	11,275,933.1010	72.783%	100.000%

Page: 3

SHAREHOLDER RESPONSE SUMMARY REPORT
October 22, 2013
Managers Trust II
Managers Intermediate Duration Govt Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2I. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Short Sales			
Affirmative	7,115,370.1620	45.928%	63.102%
Against	369,001.3040	2.382%	3.272%
Abstain	591,724.6350	3.819%	5.248%
Brk Non-Vote	3,199,837.0000	20.654%	28.378%
TOTAL	11,275,933.1010	72.783%	100.000%
2J. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Investing For Control			
Affirmative	7,222,509.1620	46.619%	64.052%
Against	268,597.3040	1.734%	2.382%
Abstain	584,989.6350	3.776%	5.188%
Brk Non-Vote	3,199,837.0000	20.654%	28.378%
TOTAL	11,275,933.1010	72.783%	100.000%
2K. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Securities Issued By Other Investment Companies			
Affirmative	7,170,628.5300	46.284%	63.592%
Against	318,976.9360	2.059%	2.829%
Abstain	586,490.6350	3.786%	5.201%
Brk Non-Vote	3,199,837.0000	20.654%	28.378%
TOTAL	11,275,933.1010	72.783%	100.000%
2L. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Margin Transactions			
Affirmative	7,112,821.7180	45.911%	63.080%
Against	375,855.7480	2.426%	3.333%
Abstain	587,418.6350	3.792%	5.209%
Brk Non-Vote	3,199,837.0000	20.654%	28.378%
TOTAL	11,275,933.1010	72.783%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 4

October 22, 2013

Managers Trust II

Managers intermediate Duration Govt Fund

% of Outstanding % of Shares

No. of Shares shares Present

2M. To amend or remove (as proposed in the accompanying proxy statement)

fundamental investment restrictions of the Fund relating to: Oil, Gas

And Mineral Programs

Affirmative 7,253,427.1860 46.819% 64.326%

Against 239,895.2800 1.548% 2.128%

Abstain 582,773.6350 3.762% 5.168%

Brk Non-Vote 3,199,837.0000 20.654% 28.378%

TOTAL 11,275,933.1010 72.783% 100.000%

2N. To amend or remove (as proposed in the accompanying proxy statement)

fundamental investment restrictions relating to: investing in New

Issuers

Affirmative 7,207,436.5250 46.522% 63.918%

Against 288,901.9410 1.865% 2.562%

Abstain 579,757.6350 3.742% 5.142%

Brk Non-vote 3,199,837.0000 20.654% 28.378%

TOTAL 11,275,933.1010 72.783% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 5

October 22, 2013 Managers Trust II Managers Intermediate Duration Govt Fund

% of Outstanding % of Shares

No. of Shares Shares Present

** FUND TOTALS: SHARES

RECORD TOTAL: 15,492,596.1500

SHARES VOTED: 11,275,933.1010

PERCENT PRESENT: 72.783%

48 Wall Street, New York, NY 10005

October 22, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Systematic Value Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 61,843,578.59 dollars of Systematic Value Fund in respect to the Meeting of Shareholders of said fund to be held on October 22, 2013.

D.F. King & Co., Inc. has tabulated 21,800,254.84 dollars,

which is 35.251% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
October 22, 2013
Managers AMG Funds
Systematic Value Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance Of Senior Securities			
Affirmative	19,908,850.50	32.193%	91.325%
Against	480,081.92	.776%	2.202%
Abstain	1,247,068.67	2.016%	5.720%
Brk Non-Vote	164,253.75	.266%	.753%
TOTAL	21,800,254.84	35.251%	100.000%
2B. To amend fundamental investment restrictions relating to: Borrowing			
Affirmative	19,732,241.92	31.907%	90.514%
Against	667,430.70	1.079%	3.062%
Abstain	1,236,328.47	1.999%	5.671%
Brk Non-Vote	164,253.75	.266%	.753%
TOTAL	21,800,254.84	35.251%	100.000%
2C. To amend fundamental investment restrictions relating to: Lending			
Affirmative	19,764,418.18	31.959%	90.661%
Against	610,543.95	.987%	2.801%
Abstain	1,261,038.96	2.039%	5.785%
Brk Non-Vote	164,253.75	.266%	.753%
TOTAL	21,800,254.84	35.251%	100.000%
2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	19,906,478.08	32.188%	91.314%
Against	478,519.89	.774%	2.195%
Abstain	1,251,003.12	2.023%	5.738%
Brk Non-Vote	164,253.75	.266%	.753%
TOTAL	21,800,254.84	35.251%	100.000%
2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities			
Affirmative	19,941,908.74	32.245%	91.476%
Against	469,251.84	.759%	2.153%
Abstain	1,224,840.51	1.981%	5.618%
Brk Non-Vote	164,253.75	.266%	.753%
TOTAL	21,800,254.84	35.251%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT
October 22, 2013
Managers AMG Funds
Systematic Value Fund

2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate

	Dollars	% of Outstanding Dollars	% of Dollars Present
Affirmative	19,890,787.06	32.163%	91.242%
Against	528,270.13	.854%	2.423%
Abstain	1,216,943.90	1.968%	5.582%
Brk Non-Vote	164,253.75	.266%	.753%
TOTAL	21,800,254.84	35.251%	100.000%

2G. To amend fundamental investment restrictions relating to: Diversification Of Investments

	Dollars	% of Outstanding Dollars	% of Dollars Present
Affirmative	20,029,224.21	32.387%	91.877%
Against	389,409.81	.630%	1.786%
Abstain	1,217,367.07	1.968%	5.584%
Brk Non-Vote	164,253.75	.266%	.753%
TOTAL	21,800,254.84	35.251%	100.000%

2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

	Dollars	% of Outstanding Dollars	% of Dollars Present
Affirmative	19,867,617.57	32.126%	91.135%
Against	565,551.28	.914%	2.594%
Abstain	1,202,832.24	1.945%	5.518%
Brk Non-Vote	164,253.75	.266%	.753%
TOTAL	21,800,254.84	35.251%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

October 22, 2013 Managers AMG Funds Systematic value Fund

% of Outstanding % of Dollars

Dol1ars Dol1ars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 61,843,578.59

DOLLARS VOTED: 21,800,254.84

PERCENT PRESENT: 35.251%

48 Wall Street, New York, NY 10005

October 22, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: TimesSquare Small Cap Growth Fund

we hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 908,446,509.21 dollars of TimesSquare Small Cap Growth Fund in respect to the Meeting of Shareholders of said fund to be held on October 22, 2013.

D.F. King & Co., Inc. has tabulated 579,350,866.95 dollars,

which is 63.774% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 1

October 22, 2013

Managers AMG Funds

Timessquare Small Cap Growth Fund

% of Outstanding % of Dollars

Dollars Dollars Present

2A. To amend fundamental investment restrictions relating to: Issuance Of Senior Securities

Affirmative 414,667,217.30 45.645% 71.575%

Against 121,918,846.41 13.421% 21.044%

Abstain 30,502,978.06 3.358% 5.265%

Brk Non-Vote 12,261,825.18 1.350% 2.116%

TOTAL 579,350,866.95 63.774% 100.000%

2B. to amend fundamental investment restrictions relating to: Borrowing

Affirmative 403,464,686.44 44.412% 69.641%

Against 122,028,927.04 13.433% 21.063%

Abstain 41,595,428.29 4.579% 7.180%

Brk Non-Vote 12,261,825.18 1.350% 2.116%

TOTAL 579,350,866.95 63.774% 100.000%

2C. To amend fundamental investment restrictions relating to: Lending

Affirmative 414,534,545.64 45.631% 71. 552%

Against 122,090,770.36 13.440% 21.074%

Abstain 30,463,725.77 3.353% 5.258%

Brk Non-Vote 12,261,825.18 1.350% 2.116%

TOTAL 579,350,866.95 63.774% 100.000%

2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative 414,693,588.37 45.649% 71.579%

Against 121,923,124.75 13.421% 21.045%

Abstain 30,472,328.65 3.354% 5.260%

Brk Non-Vote 12,261,825.18 1.350% 2.116%

TOTAL 579,350,866.95 63.774% 100.000%

2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities

Affirmative 403,618,239.07 44.430% 69.668%

Against 121,850,664.78 13.413% 21.032%

Abstain 41,620,137.92 4.581% 7.184%

Brk Non-Vote 12,261,825.18 1.350% 2.116%

TOTAL 579,350,866.95 63.774% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT
October 22, 2013
Managers AMG Funds
TimesSquare Small Cap Growth Fund
Page: 2

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate			
Affirmative	414,584,339.67	45.637%	71.561%
Against	122,007,623.34	13.430%	21.059%
Abstain	30,497,078.76	3.357%	5.264%
Brk Non-Vote	12,261,825.18	1.350%	2.116%
TOTAL	579,350,866.95	63.774%	100.000%
2G. To amend fundamental investment restrictions relating to: Diversification Of Investments			
Affirmative	414,612,839.79	45.640%	71.566%
Against	121,930,606.29	13.422%	21.046%
Abstain	30,545,595.69	3.362%	5.272%
Brk Non-Vote	12,261,825.18	1.350%	2.116%
TOTAL	579,350,866.95	63.774%	100.000%
2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry			
Affirmative	363,891,144.16	40.057%	62.811%
Against	172,733,601.27	19.014%	29.815%
Abstain	30,464,296.34	3.353%	5.258%
Brk Non-Vote	12,261,825.18	1.350%	2.116%
TOTAL	579,350,866.95	63.774%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

October 22, 2013 Managers AMG Funds TimesSquare Small Cap Growth Fund

% of Outstanding % of Dollars

Dollars Dollars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 908,446,509.21

DOLLARS VOTED: 579,350,866.95

PERCENT PRESENT: 63.774%

48 Wall Street, New York, NY 10005

October 22, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Skyline Special Equities Portfolio

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 271,341,457.04 dollars of Skyline Special Equities Portfolio in respect to the Meeting of Shareholders of said fund to be held on October 22, 2013.

D.F. King & Co., Inc. has tabulated 170,005,657.55 dollars,

which is 62.654% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT
October 22, 2013
Managers AMG Funds
Skyline Special Equities Portfolio

Page: 1

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities			
Affirmative	115,183,117.93	42.450%	67.752%
Against	19,898,308.13	7.333%	11.705%
Abstain	6,598,441.85	2.432%	3.881%
Brk Non-Vote	28,325,789.64	10.439%	16.662%
TOTAL	170,005,657.55	62.654%	100.000%
2B. To amend fundamental investment restrictions relating to: Borrowing			
Affirmative	114,734,625.47	42.284%	67.488%
Against	20,471,571.60	7.545%	12.042%
Abstain	6,473,670.84	2.386%	3.808%
Brk Non-Vote	28,325,789.64	10.439%	16.662%
TOTAL	170,005,657.55	62.654%	100.000%
2C. To amend fundamental investment restrictions relating to: Lending			
Affirmative	116,475,471.01	42.926%	68.512%
Against	18,753,057.15	6.911%	11.031%
Abstain	6,451,339.75	2.378%	3.795%
Brk Non-Vote	28,325,789.64	10.439%	16.662%
TOTAL	170,005,657.55	62.654%	100.000%
2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	116,565,442.13	42.959%	68.565%
Against	18,812,105.71	6.933%	11.066%
Abstain	6,302,320.07	2.323%	3.707%
Brk Non-Vote	28,325,789.64	10.439%	16.662%
TOTAL	170,005,657.55	62.654%	100.000%
2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities			
Affirmative	115,823,625.50	42.686%	68.129%
Against	19,546,643.78	7.204%	11.498%
Abstain	6,309,598.63	2.325%	3.711%
Brk Non-Vote	28,325,789.64	10.439%	16.662%
TOTAL	170,005,657.55	62.654%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT
October 22, 2013
Managers AMG Funds
Skyline Special Equities Portfolio

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate			
Affirmative	116,180,273.52	42.817%	68.339%
Against	19,190,840.30	7.073%	11.288%
Abstain	6,308,754.09	2.325%	3.711%
Brk Non-Vote	28,325,789.64	10.439%	16.662%
TOTAL	170,005,657.55	62.654%	100.000%
2G. To amend fundamental investment restrictions relating to: Diversification Of Investments			
Affirmative	128,866,117.78	47.493%	75.801%
Against	6,776,060.67	2.497%	3.986%
Abstain	6,037,689.46	2.225%	3.551%
Brk Non-Vote	28,325,789.64	10.439%	16.662%
TOTAL	170,005,657.55	62.654%	100.000%
2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry			
Affirmative	126,253,683.83	46.530%	74.264%
Against	9,019,836.45	3.324%	5.306%
Abstain	6,406,347.63	2.361%	3.768%
Brk Non-Vote	28,325,789.64	10.439%	16.662%
TOTAL	170,005,657.55	62.654%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

October 22, 2013 Managers AMG Funds Skyline Special Equities Portfolio

% of Outstanding % of Dollars

Dollars Dollars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 271,341,457.04

DOLLARS VOTED: 170,005,657.55

PERCENT PRESENT: 62.654%

48 Wall Street, New York, NY 10005

September 27, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Systematic Value Fund

we hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 61,843,578.59 dollars of Systematic Value Fund in respect to the Meeting of shareholders of said fund to be held on September 27, 2013.

D.F. King & Co., inc. has tabulated 20,886,032.89 dollars,

which is 33.772% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
September 27, 2013
Managers AMG Funds
Systematic Value Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities			
Affirmative	19,153,957.88	30.971%	91.707%
Against	439,823.74	.711%	2.106%
Abstain	1,115,615.17	1.804%	5.341%
Brk Non-Vote	176,636.10	.286%	.846%
TOTAL	20,886,032.89	33.772%	100.000%
2B. To amend fundamental investment restrictions relating to: Borrowing			
Affirmative	18,987,252.10	30.701%	90.909%
Against	617,269.72	.998%	2.955%
Abstain	1,104,874.97	1.787%	5.290%
Brk Non-Vote	176,636.10	.286%	.846%
TOTAL	20,886,032.89	33.772%	100.000%
2C. To amend fundamental investment restrictions relating to: Lending			
Affirmative	19,025,479.99	30.763%	91.092%
Against	561,456.56	.908%	2.688%
Abstain	1,122,460.24	1.815%	5.374%
Brk Non-Vote	176,636.10	.286%	.846%
TOTAL	20,886,032.89	33.772%	100.000%
2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	19,158,443.62	30.978%	91.729%
Against	444,745.14	.719%	2.129%
Abstain	1,106,208.03	1.789%	5.296%
Brk Non-Vote	176,636.10	.286%	.846%
TOTAL	20,886,032.89	33.772%	100.000%
2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities			
Affirmative	19,179,459.11	31.012%	91.829%
Against	436,550.67	.706%	2.090%
Abstain	1,093,387.01	1.768%	5.235%
Brk Non-Vote	176,636.10	.286%	.846%
TOTAL	20,886,032.89	33.772%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT
September 27, 2013
Managers AMG Funds
Systematic Value Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate			
Affirmative	19,138,507.27	30.946%	91.633%
Against	485,399.12	.785%	2.324%
Abstain	1,085,490.40	1.755%	5.197%
Brk Non-Vote	176,636.10	.286%	.846%
TOTAL	20,886,032.89	33.772%	100.000%
2G. To amend fundamental investment restrictions relating to: Diversification Of Investments			
Affirmative	19,260,558.19	31.144%	92.217%
Against	370,050.24	.598%	1.772%
Abstain	1,078,788.36	1.744%	5.165%
Brk Non-Vote	176,636.10	.286%	.846%
TOTAL	20,886,032.89	33.772%	100.000%
2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry			
Affirmative	19,135,189.36	30.941%	91.617%
Against	502,828.69	.813%	2.407%
Abstain	1,071,378.74	1.732%	5.130%
Brk Non-Vote	176,636.10	.286%	.846%
TOTAL	20,886,032.89	33.772%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

September 27, 2013 Managers AMG Funds Systematic Value Fund

% of Outstanding% of Dollars

Dollars Dollars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 61.843,578.59

DOLLARS VOTED: 20,886,032.89 PERCENT PRESENT: 33.772%

48 Wall Street, New York, NY 10005

September 27, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Essex Small/Micro cap Growth Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 25,295,762.38 dollars of Essex small/Micro cap Growth Fund in respect to the Meeting of shareholders of said fund to be held on September 27, 2013.

D.F. King & Co., Inc. has tabulated 18,363,367.49 dollars,

which is 72.595% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
September 27, 2013
Managers AMG Funds
Essex Small/Micro Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance Of Senior Securities			
Affirmative	12,425,681.91	49.122%	67.665%
Against	313,202.11	1.238%	1.706%
Abstain	325,889.97	1.288%	1.775%
Brk Non-Vote	5,298,593.50	20.947%	28.854%
TOTAL	18,363,367.49	72.595%	100.000%
2B. To amend fundamental investment restrictions relating to: Borrowing			
Affirmative	12,448,362.98	49.211%	67.789%
Against	307,783.73	1.217%	1.676%
Abstain	308,627.28	1.220%	1.681%
Brk Non-Vote	5,298,593.50	20.947%	28.854%
TOTAL	18,363,367.49	72.595%	100.000%
2C. To amend fundamental investment restrictions relating to: Lending			
Affirmative	12,443,996.93	49.194%	67.765%
Against	294,887.09	1.166%	1.606%
Abstain	325,889.97	1.288%	1.775%
Brk Non-Vote	5,298,593.50	20.947%	28.854%
TOTAL	18,363,367.49	72.595%	100.000%
2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	12,432,219.79	49.147%	67.701%
Against	292,916.77	1.158%	1.595%
Abstain	339,637.43	1.343%	1.850%
Brk Non-Vote	5,298,593.50	20.947%	28.854%
TOTAL	18,363,367.49	72.595%	100.000%
2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities			
Affirmative	12,422,819.03	49.110%	67.651%
Against	313,176.68	1.238%	1.705%
Abstain	328,778.28	1.300%	1.790%
Brk Non-Vote	5,298,593.50	20.947%	28.854%
TOTAL	18,363,367.49	72.595%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2 September 27, 2013 Managers AMG Funds Essex Small/Micro cap Growth Fund

% of Outstanding% of Dollars

Dol1ars Dol1ars Present

2F. TO amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate

Affirmative 12,410,870.77 49.063% 67. 585%

Against 287,733.64 1.137% 1.567%

Abstain 366,169.58 1.448% 1.994%

Brk Non-Vote 5,298,593.50 20.947% 28.854%

TOTAL 18,363,367.49 72.595% 100.000%

2G. To amend fundamental investment restrictions relating to: Diversification of investments

Affirmative 12,444,761.24 49.197% 67.769%

Against 286,804.30 1.134% 1.562%

Abstain 333,208.45 1.317% 1.815%

Brk Non-vote 5,298,593.50 20.947% 28.854%

TOTAL 18,363,367.49 72.595% 100.000%

2H. TO amend fundamental investment restrictions relating to: Concentrating Investments in A Particular industry

Affirmative 12,427,853.74 49.130% 67.677%

Against 311,030.28 1.230% 1.694%

Abstain 325,889.97 1.288% 1.775%

Brk Non-vote 5,298,593.50 20.947% 28.854%

TOTAL 18,363,367,49 72.595% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

September 27, 2013 Managers AMG Funds Essex Small/Micro Cap Growth Fund

% of outstanding% of Dollars

Dollars Dollars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 25,295,762.38

DOLLARS VOTED: 18,363,367.49 PERCENT PRESENT: 72.595%

48 Wall Street, New York, NY 10005

September 27, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Trilogy Global Equity Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 83,553,114.67 dollars of Trilogy Global Equity Fund in respect to the Meeting of Shareholders of said fund to be held on September 27, 2013.

D.F. King & Co., Inc. has tabulated 58,940,873.81 dollars,

which is 70.543% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
September 27, 2013
Managers AMG Funds
Trilogy Global Equity Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities			
Affirmative	52,474,247.60	62.804%	89.029%
Against	986,256.96	1.180%	1.673%
Abstain	5,342,190.57	6.394%	9.064%
Brk Non-Vote	138,178.68	.165%	.234%
TOTAL	58,940,873.81	70.543%	100.000%
2B. To amend fundamental investment restrictions relating to: Borrowing			
Affirmative	52,216,854.49	62.496%	88.592%
Against	1,294,869.22	1.550%	2.197%
Abstain	5,290,971.42	6.332%	8.977%
Brk Non-Vote	138,178.68	.165%	.234%
TOTAL	58,940,873.81	70.543%	100.000%
2C. To amend fundamental investment restrictions relating to: Lending			
Affirmative	52,243,059.77	62.527%	88.637%
Against	1,212,821.62	1.452%	2.058%
Abstain	5,346,813.74	6.399%	9.071%
Brk Non-Vote	138,178.68	.165%	.234%
TOTAL	58,940,873.81	70.543%	100.000%
2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	52,566,668.52	62.915%	89.185%
Against	1,000,524.60	1.197%	1.698%
Abstain	5,235,502.01	6.266%	8.883%
Brk Non-Vote	138,178.68	.165%	.234%
TOTAL	58,940,873.81	70.543%	100.000%
2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities			
Affirmative	52,575,547.89	62.925%	89.201%
Against	988,384.33	1.183%	1.677%
Abstain	5,238,762.91	6.270%	8.888%
Brk Non-Vote	138,178.68	.165%	.234%
TOTAL	58,940,873.81	70.543%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT
September 27, 2013
Managers AMG Funds
Trilogy Global Equity Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate			
Affirmative	52,476,427.00	62.807%	89.033%
Against	1,032,058.48	1.235%	1.751%
Abstain	5,294,209.65	6.336%	8.982%
Brk Non-Vote	138,178.68	.165%	.234%
TOTAL	58,940,873.81	70.543%	100.000%
2G. To amend fundamental investment restrictions relating to: Diversification Of Investments			
Affirmative	52,816,095.70	63.213%	89.609%
Against	736,563.26	.882%	1.250%
Abstain	5,250,036.17	6.283%	8.907%
Brk Non-Vote	138,178.68	.165%	.234%
TOTAL	58,940,873.81	70.543%	100.000%
2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry			
Affirmative	52,442,098.90	62.765%	88.975%
Against	1,186,168.37	1.420%	2.012%
Abstain	5,174,427.86	6.193%	8.779%
Brk Non-Vote	138,178.68	.165%	.234%
TOTAL	58,940,873.81	70.543%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

September 27, 2013 Managers AMG Funds Trilogy Global Equity Fund

% of Outstanding% of Dollars

Dollars Dollars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 83,553,114.67

DOLLARS VOTED: 58,940,873.81 PERCENT PRESENT: 70.543%

48 Wall Street, New York, NY 10005

September 27, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: TimesSquare Small Cap Growth Fund

we hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 908,446,509.21 dollars of TimesSquare Small cap Growth Fund in respect to the Meeting of Shareholders of said fund to be held on September 27, 2013.

D.F. King & Co., Inc. has tabulated 566,963,197.96 dollars,

which is 62.410% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
September 27, 2013
Managers AMG Funds
TimesSquare Small Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance Of Senior Securities			
Affirmative	395,183,718.06	43.501%	69.702%
Against	121,872,308.38	13.415%	21.496%
Abstain	37,092,947.24	4.083%	6.542%
Brk Non-Vote	12,814,224.28	1.411%	2.260%
TOTAL	566,963,197.96	62.410%	100.000%
2B. To amend fundamental investment restrictions relating to: Borrowing			
Affirmative	395,183,215.69	43.501%	69.702%
Against	121,897,315.56	13.418%	21.500%
Abstain	37,068,442.43	4.080%	6.538%
Brk Non-Vote	12,814,224.28	1.411%	2.260%
TOTAL	566,963,197.96	62.410%	100.000%
2C. To amend fundamental investment restrictions relating to: Lending			
Affirmative	395,136,119.85	43.495%	69.694%
Against	121,959,158.88	13.425%	21.511%
Abstain	37,053,694.95	4.079%	6.535%
Brk Non-Vote	12,814,224.28	1.411%	2.260%
TOTAL	566,963,197.96	62.410%	100.000%
2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	395,185,452.21	43.501%	69.703%
Against	121,876,586.72	13.416%	21.496%
Abstain	37,086,934.75	4.082%	6.541%
Brk Non-Vote	12,814,224.28	1.411%	2.260%
TOTAL	566,963,197.96	62.410%	100.000%
2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities			
Affirmative	395,254,854.95	43.508%	69.714%
Against	121,804,112.12	13.408%	21.484%
Abstain	37,090,006.61	4.083%	6.542%
Brk Non-Vote	12,814,224.28	1.411%	2.260%
TOTAL	566,963,197.96	62.410%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT
September 27, 2013
Managers AMG Funds
TimesSquare Small Cap Growth Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate			
Affirmative	395,185,913.88	43.501%	69.703%
Against	121,876,011.86	13.416%	21.496%
Abstain	37,087,047.94	4.082%	6.541%
Brk Non-Vote	12,814,224.28	1.411%	2.260%
TOTAL	566,963,197.96	62.410%	100.000%
2G. To amend fundamental investment restrictions relating to: Diversification Of Investments			
Affirmative	395,214,414.00	43.504%	69.707%
Against	121,798,994.81	13.407%	21.483%
Abstain	37,135,564.87	4.088%	6.550%
Brk Non-Vote	12,814,224.28	1.411%	2.260%
TOTAL	566,963,197.96	62.410%	100.000%
2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry			
Affirmative	344,495,878.45	37.920%	60.762%
Against	172,601,975.16	19.000%	30.443%
Abstain	37,051,120.07	4.079%	6.535%
Brk Non-Vote	12,814,224.28	1.411%	2.260%
TOTAL	566,963,197.96	62.410%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

September 27, 2013 Managers AMG Funds TimesSquare Small Cap Growth Fund

% of Outstanding% of Dollars

Dollars Dollars present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 908,446,509.21

DOLLARS VOTED: 566,963,197.96 PERCENT PRESENT: 62.410%

48 Wall Street, New York, NY 10005

September 27, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: GW&K Municipal Bond Fund

we hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 231,364,214.37 dollars of GW&K Municipal Bond Fund in respect to the Meeting of Shareholders of said fund to be held on September 27, 2013.

D.F. King & Co., Inc. has tabulated 172,968,423.65 dollars,

which is 74.760% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
September 27, 2013
Managers AMG Funds
GW&K Municipal Bond Fund

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance of Senior Securities			
Affirmative	116,792,486.29	50.479%	67.523%
Against	2,387,410.89	1.032%	1.380%
Abstain	6,788,039.39	2.934%	3.924%
Brk Non-Vote	47,000,487.08	20.315%	27.173%
TOTAL	172,968,423.65	74.760%	100.000%
2B. To amend fundamental investment restrictions relating to: Borrowing			
Affirmative	117,094,076.51	50.610%	67.697%
Against	2,027,084.91	.876%	1.172%
Abstain	6,846,775.15	2.959%	3.958%
Brk Non-Vote	47,000,487.08	20.315%	27.173%
TOTAL	172,968,423.65	74.760%	100.000%
2C. To amend fundamental investment restrictions relating to: Lending			
Affirmative	116,925,320.39	50.537%	67.600%
Against	2,200,994.64	.951%	1.272%
Abstain	6,841,621.54	2.957%	3.955%
Brk Non-Vote	47,000,487.08	20.315%	27.173%
TOTAL	172,968,423.65	74.760%	100.000%
2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	117,260,789.74	50.682%	67.793%
Against	1,899,685.87	.821%	1.098%
Abstain	6,807,460.96	2.942%	3.936%
Brk Non-Vote	47,000,487.08	20.315%	27.173%
TOTAL	172,968,423.65	74.760%	100.000%
2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities			
Affirmative	117,208,060.21	50.659%	67.762%
Against	1,969,368.98	.851%	1.139%
Abstain	6,790,507.38	2.935%	3.926%
Brk Non-Vote	47,000,487.08	20.315%	27.173%
TOTAL	172,968,423.65	74.760%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 2 September 27, 2013 Managers AMG Funds GW&K Municipal Bond Fund

% of Outstanding% of Dollars

Dollars Dollars Present

2F. To amend fundamental investment restrictions relating to: purchasing and Selling Real Estate

Affirmative 117,437,549.12 50.758% 67.895%

Against 1,722,926.49 .745% .996%

Abstain 6,807,460.96 2.942% 3.936%

Brk Non-vote 47.000,487.08 20.315% 27.173%

TOTAL 172,968,423.65 74.760% 100.000%

2G. TO amend fundamental investment restrictions relating to: Diversification Of Investments

Affirmative 117,320,935.14 50.708% 67.828%

Against 1,685,090.81 .728% .974%

Abstain 6,961,910.62 3.009% 4.025%

Brk Non-vote 47,000,487.08 20.315% 27.173%

TOTAL 172,968,423.65 74.760% 100.000%

2H, TO amend fundamental investment restrictions relating to: Concentrating investments In A Particular Industry

Affirmative 117,427,136.96 50. 753% 67.889%

Against 1,634,892.04 .707% .945%

Abstain 6,905,907.57 2.985% 3.993%

Brk Non-Vote 47,000,487.08 20.315% 27.173%

TOTAL 172,968,423.65 74.760% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

September 27, 2013 Managers AMG Funds GW&K Municipal Bond Fund

% of Outstanding % of Dollars

Dollars Dollars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 231,364,214.37

DOLLARS VOTED: 172,968,423.65 PERCENT PRESENT: 74.760%

48 Wall Street, New York, NY 10005

September 27, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Skyline Special Equities Portfolio

we hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 271,341,457.04 dollars of Skyline Special Equities Portfolio in respect to the Meeting of Shareholders of said fund to be held on September 27, 2013.

D.F. King & Co., inc. has tabulated 164,705,916.95 dollars,

which is 60.701% of the outstanding dollars. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
September 27, 2013
Managers AMG Funds
Skyline Special Equities Portfolio

	Dollars	% of Outstanding Dollars	% of Dollars Present
2A. To amend fundamental investment restrictions relating to: Issuance Of Senior Securities			
Affirmative	105,774,521.33	38.983%	64.220%
Against	19,618,178.86	7.230%	11.911%
Abstain	5,712,270.14	2.105%	3.468%
Brk Non-Vote	33,600,946.62	12.383%	20.401%
TOTAL	164,705,916.95	60.701%	100.000%
2B. To amend fundamental investment restrictions relating to: Borrowing			
Affirmative	105,383,883.22	38.839%	63.982%
Against	20,139,422.85	7.422%	12.228%
Abstain	5,581,664.26	2.057%	3.389%
Brk Non-Vote	33,600,946.62	12.383%	20.401%
TOTAL	164,705,916.95	60.701%	100.000%
2C. To amend fundamental investment restrictions relating to: Lending			
Affirmative	106,965,915.57	39.422%	64.943%
Against	18,573,886.71	6.845%	11.277%
Abstain	5,565,168.05	2.051%	3.379%
Brk Non-Vote	33,600,946.62	12.383%	20.401%
TOTAL	164,705,916.95	60.701%	100.000%
2D. To amend fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	107,155,578.83	39.491%	65.058%
Against	18,550,659.33	6.837%	11.263%
Abstain	5,398,732.17	1.990%	3.278%
Brk Non-Vote	33,600,946.62	12.383%	20.401%
TOTAL	164,705,916.95	60.701%	100.000%
2E. To amend fundamental investment restrictions relating to: Purchasing And Selling Commodities			
Affirmative	106,448,721.20	39.232%	64.629%
Against	19,225,376.65	7.085%	11.673%
Abstain	5,430,872.48	2.001%	3.297%
Brk Non-Vote	33,600,946.62	12.383%	20.401%
TOTAL	164,705,916.95	60.701%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT
September 27, 2013
Managers AMG Funds
Skyline Special Equities Portfolio

	Dollars	% of Outstanding Dollars	% of Dollars Present
2F. To amend fundamental investment restrictions relating to: Purchasing and Selling Real Estate			
Affirmative	106,773,713.04	39.351%	64.827%
Against	18,918,645.55	6.972%	11.486%
Abstain	5,412,611.74	1.995%	3.286%
Brk Non-Vote	33,600,946.62	12.383%	20.401%
TOTAL	164,705,916.95	60.701%	100.000%
2G. To amend fundamental investment restrictions relating to: Diversification Of Investments			
Affirmative	119,332,931.52	43.980%	72.452%
Against	6,613,075.51	2.437%	4.015%
Abstain	5,158,963.30	1.901%	3.132%
Brk Non-Vote	33,600,946.62	12.383%	20.401%
TOTAL	164,705,916.95	60.701%	100.000%
2H. To amend fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry			
Affirmative	116,733,597.65	43.022%	70.873%
Against	8,854,539.65	3.263%	5.376%
Abstain	5,516,833.03	2.033%	3.350%
Brk Non-Vote	33,600,946.62	12.383%	20.401%
TOTAL	164,705,916.95	60.701%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

September 27, 2013 Managers AMG Funds Skyline Special Equities Portfolio

% of Outstanding% of Dollars

Dollars Dollars Present

** FUND TOTALS: DOLLARS

RECORD TOTAL: 271,341,457.04

DOLLARS VOTED: 164,705,916.95 PERCENT PRESENT: 60.701%

48 Wall Street, New York, NY 10003

September 27, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Intermediate Duration Govt Fund

we hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 15,492,596.1500 shares of Managers Intermediate Duration Govt Fund in respect to the Meeting of Shareholders of said fund to be held on September 27, 2013.

D.F. King & Co., Inc. has tabulated 10,461,855.3540 shares, which is 67.528% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 1

September 27, 2013 Managers Trust II Managers intermediate Duration Govt Fund

% of Outstanding% of Shares

NO. of Shares Shares present

2A. TO amend or remove (as proposed in the accompanying proxy statement)

fundamental investment restrictions relating to: Issuance of Senior Securities

Affirmative 6,435,453.6140 41.539% 61.514%

Against 272,523.1050 1.759% 2.605%

Abstain 465,891.6350 3.007% 4.453%

Brk Non-Vote 3,287,987.0000 21.223% 31.428%

TOTAL 10,461,855.3540 67.528% 100.000%

2B. TO amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing

Affirmative 6,360,354.3340 41.054% 60.796%

Against 332,592.3850 2.147% 3.179%

Abstain 480,921.6350 3.104% 4.597%

Brk Non-Vote 3,287,987.0000 21.223% 31.428%

TOTAL 10,461,855.3540 67.528% 100.000%

2C. TO amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending

Affirmative 6,337,431.2460 40.906% 60.577%

Against 359,465.4730 2.320% 3.436%

Abstain 476,971.6350 3.079% 4.559%

Brk Non-Vote 3,287,987.0000 21.223% 31.428%

TOTAL 10,4 61,855.3540 67.528% 100.000%

2D. To amend or remove (as proposed in the accompanying proxy statement)

fundamental investment restrictions relating to: The Underwriting of Securities

Affirmative 6,427,459.7780 41.487% 61.437%

Against 257,938.9410 1.665% 2.466%

Abstain 488,469.6350 3.153% 4.669%

Brk Non-Vote 3,287,987.0000 21.223% 31.428%

TOTAL 10,461,855.3540 67.528% 100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT
September 27, 2013
Managers Trust II
Managers Intermediate Duration Govt Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present

2E. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	6,401,319.3390	41.318%	61.188%
Against	300,052.3800	1.937%	2.868%
Abstain	472,496.6350	3.050%	4.516%
Brk Non-Vote	3,287,987.0000	21.223%	31.428%
TOTAL	10,461,855.3540	67.528%	100.000%

2F. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	6,391,080.8070	41.252%	61.089%
Against	305,750.9120	1.974%	2.923%
Abstain	477,036.6350	3.079%	4.560%
Brk Non-Vote	3,287,987.0000	21.223%	31.428%
TOTAL	10,461,855.3540	67.528%	100.000%

2G. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification Of Investments

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	6,501,537.2510	41.966%	62.146%
Against	218,030.4680	1.407%	2.084%
Abstain	454,300.6350	2.932%	4.342%
Brk Non-Vote	3,287,987.0000	21.223%	31.428%
TOTAL	10,461,855.3540	67.528%	100.000%

2H. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	6,300,351.4150	40.667%	60.222%
Against	373,875.3040	2.413%	3.574%
Abstain	499,641.6350	3.225%	4.776%
Brk Non-Vote	3,287,987.0000	21.223%	31.428%
TOTAL	10,461,855.3540	67.528%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

September 27, 2013 Managers Trust II Managers Intermediate Duration Govt Fund

% of Outstanding% of Shares

No. of Shares Shares Present

2I. To amend or remove (as proposed in the accompanying proxy statement) Fundamental Investment Restrictions relating to: short Sales

Affirmative 6,329,242.4150 40.853% 60.498%

Against 338,388.3040 2.184% 3.235%

Abstain 506,237.6350 3.268% 4.839%

Brk Non-vote 3,287,987.0000 21.223% 31.428%

TOTAL 10.461,855.3540 67.528% 100.000%

2D. TO amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: investing For control

Affirmative 6,427,595.4150 41.488% 61.439%

Against 246,569.3040 1.592% 2.357%

Abstain 499,703.6350 3.225% 4.776%

Brk Non-vote 3,287,987.0000 21.223% 31.428%

TOTAL 10,461,855.3540 67.528% 100.000%

2K. TO amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Securities Issued By Other Investment Companies

Affirmative 6,379,969.7830 41.181% 60.983%

Against 292,816.9360 1.890% 2.799%

Abstain 501,081.6350 3.234% 4.790%

Brk Non-Vote 3,287,987.0000 21.223% 31.428%

TOTAL 10,461,855.3 540 67.528% 100.000%

2I. TO amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Margin Transactions

Affirmative 6,326,902.9710 40.838% 60.476%

Against 344,680.7480 2.225% 3.295%

Abstain 502,284.6350 3.242% 4.801%

Brk Non-vote 3,287,987.0000 21.223% 31.428%

TOTAL 10,461,855.3540 67.528% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 4

September 27, 2013 Managers Trust II Managers Intermediate Duration Govt Fund

% of Outstanding% of Shares

NO. of Shares shares Present

2M. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions of the Fund relating to: Oil, Gas And Mineral Programs

Affirmative 6,456,808.4390 41.677% 61.718%

Against 219,870.2800 1.419% 2.102%

Abstain 497,189.6350 3.209% 4.752%

Brk Non-Vote 3,287,987.0000 21.223% 31.428%

TOTAL 10,461,855.3540 67.528% 100.000%

2N. TO amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Investing In New Issuers

Affirmative 6,409,611.7780 41.372% 61.267%

Against 265,208.9410 1.712% 2.535%

Abstain 499,047.6350 3.221% 4.770%

Brk Non-Vote 3,287,987.0000 21.223% 31.428%

TOTAL 10,461,855.3540 67.528% 100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 5

September 27, 2013 Managers Trust II Managers Intermediate Duration Govt Fund

% of outstanding% of Shares

No. of Shares Shares Present

** FUND TOTALS: SHARES

RECORD TOTAL: 15,492,596.1500

SHARES VOTED: 10,461,855.3540 PERCENT PRESENT: 67.528%

48 Wall Street, New York, NY 10005

September 27, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers AMG GW&K Fixed income

we hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 12,001,229.9380 shares of Managers AMG GW&K Fixed Income in respect to the Meeting of Shareholders of said fund to be held on September 27, 2013.

D.F. King & Co., Inc. has tabulated 7,878,191.2619 shares, which is 65.645% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
September 27, 2013
Managers Trust II
Managers AMG GW&K Fixed Income

	No. of Shares	% of Outstanding Shares	% of Shares Present
2A. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Issuance Of Senior Securities			
Affirmative	6,681,333.6919	55.672%	84.808%
Against	150,481.2770	1.254%	1.910%
Abstain	194,014.2930	1.617%	2.463%
Brk Non-Vote	852,362.0000	7.102%	10.819%
TOTAL	7,878,191.2619	65.645%	100.000%
2B. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing			
Affirmative	6,685,323.5629	55.706%	84.858%
Against	129,014.8360	1.075%	1.638%
Abstain	211,490.8630	1.762%	2.685%
Brk Non-Vote	852,362.0000	7.102%	10.819%
TOTAL	7,878,191.2619	65.645%	100.000%
2C. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending			
Affirmative	6,694,242.5629	55.780%	84.972%
Against	111,818.8360	.932%	1.419%
Abstain	219,767.8630	1.831%	2.790%
Brk Non-Vote	852,362.0000	7.102%	10.819%
TOTAL	7,878,191.2619	65.645%	100.000%
2D. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	6,717,908.6809	55.977%	85.272%
Against	104,984.2880	.875%	1.333%
Abstain	202,936.2930	1.691%	2.576%
Brk Non-Vote	852,362.0000	7.102%	10.819%
TOTAL	7,878,191.2619	65.645%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT
September 27, 2013
Managers Trust II
Managers AMG GW&K Fixed Income

2E. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	6,720,584.1639	55.999%	85.306%
Against	117,205.0690	.977%	1.488%
Abstain	188,040.0290	1.567%	2.387%
Brk Non-Vote	852,362.0000	7.102%	10.819%
TOTAL	7,878,191.2619	65.645%	100.000%

2F. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	6,709,602.6269	55.908%	85.167%
Against	128,935.6060	1.074%	1.637%
Abstain	187,291.0290	1.561%	2.377%
Brk Non-Vote	852,362.0000	7.102%	10.819%
TOTAL	7,878,191.2619	65.645%	100.000%

2G. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification Of Investments

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	6,756,282.7479	56.297%	85.760%
Against	89,059.2210	.742%	1.130%
Abstain	180,487.2930	1.504%	2.291%
Brk Non-Vote	852,362.0000	7.102%	10.819%
TOTAL	7,878,191.2619	65.645%	100.000%

2H. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry

	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	6,687,229.5709	55.722%	84.883%
Against	144,387.8280	1.203%	1.833%
Abstain	194,211.8630	1.618%	2.465%
Brk Non-Vote	852,362.0000	7.102%	10.819%
TOTAL	7,878,191.2619	65.645%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

September 27, 2013 Managers Trust II Managers AMG GW&K Fixed Income

% of Outstanding% of Shares

No. of Shares Shares Present

** FUND TOTALS: SHARES

RECORD TOTAL: 12,001,229.9380

SHARES VOTED: 7,878,191.2619

PERCENT PRESENT: 65.645%

48 Wall Street, New York. NY 10005

September 27, 2013

certificate of tabulation

Managers AMG

Re: Managers High Yield

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 4,252,392.8050 shares of Managers High Yield in respect to the Meeting of Shareholders of said fund to be held on September 27, 2013.

D.F. King & Co., Inc. has tabulated 2,897,932.0490 shares, which is 68.148% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT
September 27, 2013
Managers Trust II
Managers High Yield

Page: 1

	No. of Shares	% of Outstanding Shares	% of Shares Present
2A. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Issuance Of Senior Securities			
Affirmative	2,383,845.5840	56.059%	82.261%
Against	51,161.8190	1.203%	1.765%
Abstain	188,985.6460	4.444%	6.521%
Brk Non-Vote	273,939.0000	6.442%	9.453%
TOTAL	2,897,932.0490	68.148%	100.000%
2B. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing			
Affirmative	2,370,838.5810	55.753%	81.811%
Against	63,661.6920	1.497%	2.197%
Abstain	189,492.7760	4.456%	6.539%
Brk Non-Vote	273,939.0000	6.442%	9.453%
TOTAL	2,897,932.0490	68.148%	100.000%
2C. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending			
Affirmative	2,375,445.5600	55.861%	81.971%
Against	48,287.7680	1.136%	1.666%
Abstain	200,259.7210	4.709%	6.910%
Brk Non-Vote	273,939.0000	6.442%	9.453%
TOTAL	2,897,932.0490	68.148%	100.000%
2D. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	2,367,505.6540	55.674%	81.697%
Against	54,202.4930	1.275%	1.870%
Abstain	202,284.9020	4.757%	6.980%
Brk Non-Vote	273,939.0000	6.442%	9.453%
TOTAL	2,897,932.0490	68.148%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT
September 27, 2013
Managers Trust II
Managers High Yield

	No. of Shares	% of Outstanding Shares	% of Shares Present
2E. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities			
Affirmative	2,377,882.8130	55.919%	82.054%
Against	61,451.6650	1.445%	2.121%
Abstain	184,658.5710	4.342%	6.372%
Brk Non-Vote	273,939.0000	6.442%	9.453%
TOTAL	2,897,932.0490	68.148%	100.000%
2F. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate			
Affirmative	2,387,230.0530	56.138%	82.377%
Against	51,188.9190	1.204%	1.766%
Abstain	185,574.0770	4.364%	6.404%
Brk Non-Vote	273,939.0000	6.442%	9.453%
TOTAL	2,897,932.0490	68.148%	100.000%
2G. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification Of Investments			
Affirmative	2,399,017.1140	56.416%	82.783%
Against	41,345.1650	.972%	1.427%
Abstain	183,630.7700	4.318%	6.337%
Brk Non-Vote	273,939.0000	6.442%	9.453%
TOTAL	2,897,932.0490	68.148%	100.000%
2H. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry			
Affirmative	2,365,488.2250	55.627%	81.626%
Against	63,830.0740	1.501%	2.203%
Abstain	194,674.7500	4.578%	6.718%
Brk Non-Vote	273,939.0000	6.442%	9.453%
TOTAL	2,897,932.0490	68.148%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

September 27, 2013 Managers Trust II Managers High Yield

% of Outstanding% of Shares

No. of shares Shares Present

** FUND TOTALS: SHARES

RECORD TOTAL: 4,252,392.8050

SHARES VOTED: 2,897,932.0490 PERCENT PRESENT: 68.148%

48 Wall Street, New York, NY 10005

September 27, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers cadence Cap Appreciation Fund

we hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 9,524,118.1550 shares of Managers Cadence Cap Appreciation Fund in respect to the Meeting of Shareholders of said fund to be held on September 27, 2013.

D.F. King & Co., Inc. has tabulated 3,850,434.3404 shares, which is 40.428% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Laura Preston Enclosures

Page: 1

SHAREHOLDER RESPONSE SUMMARY REPORT
September 27, 2013
The Managers Fund Trust
Managers Cadence Cap Appreciation Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2A. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Issuance Of Senior Securities			
Affirmative	2,764,468.2924	29.025%	71.796%
Against	160,053.2350	1.681%	4.157%
Abstain	132,209.8130	1.388%	3.434%
Brk Non-Vote	793,703.0000	8.334%	20.613%
TOTAL	3,850,434.3404	40.428%	100.000%
2B. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing			
Affirmative	2,747,842.0074	28.851%	71.364%
Against	175,370.4920	1.841%	4.555%
Abstain	133,518.8410	1.402%	3.468%
Brk Non-Vote	793,703.0000	8.334%	20.613%
TOTAL	3,850,434.3404	40.428%	100.000%
2C. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending			
Affirmative	2,752,233.6204	28.897%	71.479%
Against	175,272.2690	1.840%	4.552%
Abstain	129,225.4510	1.357%	3.356%
Brk Non-Vote	793,703.0000	8.334%	20.613%
TOTAL	3,850,434.3404	40.428%	100.000%
2D. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities			
Affirmative	2,751,313.1394	28.887%	71.455%
Against	168,448.7620	1.769%	4.375%
Abstain	136,969.4390	1.438%	3.557%
Brk Non-Vote	793,703.0000	8.334%	20.613%
TOTAL	3,850,434.3404	40.428%	100.000%

Page: 2

SHAREHOLDER RESPONSE SUMMARY REPORT
September 27, 2013
The Managers Fund Trust
Managers Cadence Cap Appreciation Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2E. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities			
Affirmative	2,755,190.3494	28.928%	71.555%
Against	164,788.7110	1.730%	4.280%
Abstain	136,752.2800	1.436%	3.552%
Brk Non-Vote	793,703.0000	8.334%	20.613%
TOTAL	3,850,434.3404	40.428%	100.000%
2F. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate			
Affirmative	2,761,267.3664	28.992%	71.713%
Against	162,863.5630	1.710%	4.230%
Abstain	132,600.4110	1.392%	3.444%
Brk Non-Vote	793,703.0000	8.334%	20.613%
TOTAL	3,850,434.3404	40.428%	100.000%
2G. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification Of Investments			
Affirmative	2,782,976.4894	29.219%	72.277%
Against	144,630.4050	1.519%	3.756%
Abstain	129,124.4460	1.356%	3.354%
Brk Non-Vote	793,703.0000	8.334%	20.613%
TOTAL	3,850,434.3404	40.428%	100.000%
2H. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry			
Affirmative	2,753,558.4634	28.910%	71.513%
Against	167,785.0990	1.762%	4.358%
Abstain	135,387.7780	1.422%	3.516%
Brk Non-Vote	793,703.0000	8.334%	20.613%
TOTAL	3,850,434.3404	40.428%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT Page: 3

September 27, 2013 The Managers Fund Trust Managers Cadence Cap Appreciation Fund

% of Outstanding% of Shares

No. of Shares Shares Present

** FUND TOTALS: SHARES

RECORD TOTAL: 9,524,118.1550

SHARES VOTED: 3,850,434.3404 PERCENT PRESENT: 40.428%